Securities Act Registration No. 333-39246
                                       Investment Act Registration No. 811-09977

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
--------------------------------------------------------------------------------
                                    FORM N-4

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [ ]

                       Pre-Effective Amendment No. __                      [ ]

                       Post Effective Amendment No. 4                      [X]

             REGISTRATION STATEMENT UNDER THE INVESTMENT ACT OF 1940

                                Amendment No. 18                           [X]

                            ------------------------

                FIRST AMERITAS VARIABLE ANNUITY SEPARATE ACCOUNT
                                  (Registrant)

                 AMERITAS LIFE INSURANCE CORP. of NEW YORK(SM)
                                   (Depositor)
                           1350 Broadway, Suite 2201
                               New York, NY 10018
                                 1-877-280-6110

                            ------------------------
                                ROBERT G. LANGE
             Director, Vice President, General Counsel & Secretary
                 Ameritas Life Insurance Corp. of New York(SM)
                                 5900 "O" Street
                             Lincoln, Nebraska 68510
                                 (402) 467-1122

Title of Securities Being Registered: Securities of Unit Investment Trust

Approximate Date of Proposed Public Offering: As soon as practicable after effective date.

         It is proposed that this filing will become effective:
         [ ] immediately upon filing pursuant to paragraph b of Rule 485
         [ ] on         pursuant to paragraph b of Rule 485
         [X] 60 days after filing pursuant to paragraph a of Rule 485
         [ ] pursuant to paragraph a of Rule 485

         If appropriate, check the following box:
         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:  Overture Annuity III-Plus

--------------------------------------------------------------------------------
PROSPECTUS: May 1, 2012
                            [Ameritas Life Insurance Corp. of New York(SM) Logo]

OVERTURE ANNUITY III-Plus
Flexible Premium

Deferred Variable Annuity Policy         Ameritas Life of NY Separate Account VA
--------------------------------------------------------------------------------

     This prospectus describes the Policy, especially its Separate Account. The Policy is designed to help you, the Policy Owner, invest on a tax-deferred basis and meet long-term financial goals. As an annuity, it also provides you with several ways to receive regular income from your investment. An initial minimum payment is required. Further investment is optional.

     You may allocate all or part of your investment among variable investment options (where you have the investment risk, including possible loss of principal) with allocated indirect interests in non-publicly traded portfolios*:

CALVERT VARIABLE PRODUCTS **       FIDELITY (R) VIP Service Class 2   THIRD AVENUE
VP S&P MidCap 400 Index, Class I   Contrafund (R)                     Value
                                   Equity-Income
CALVERT VARIABLE SERIES **         Growth
VP Money Market                    High Income
VP SRI Balanced                    Investment Grade Bond
VP SRI Strategic                   Overseas
*  Short cites are used in this list.  "Investment Options" uses complete Fund and Portfolio names.
** Affiliates.  See note in "Investment Options" section.

or you may allocate all or part of your investment to a Fixed Account fixed interest rate option (where we have the investment risk and guarantee a certain return on your investment).

Please Read this Prospectus Carefully and Keep It for Future Reference. It provides information you should consider before investing in a Policy. Prospectuses for the portfolios underlying the Subaccount variable investment options are available without charge from your sales representative or from our Service Center

     A Statement of Additional Information, dated May 1, 2012 and other information about us and the Policy, is on file with the Securities and Exchange Commission ("SEC") and is incorporated into this prospectus by reference. For a free copy, access it on the SEC's website (www.sec.gov, select "Search for Company Filings", select "file number," then type "333-39246"),

                                     - 1 -
Ameritas Life of NY OVERTURE ANNUITY III-Plus or write or call us. The Table of Contents for the Statement of Additional Information is on the last page of this prospectus.

          The SEC does not pass upon the accuracy or adequacy of this prospectus, and has not approved or disapproved the Policy.
           Any representation to the contrary is a criminal offense.

        NOT FDIC INSURED        MAY LOSE VALUE        NO BANK GUARANTEE

Ameritas Life Insurance Corp. of New York(SM) (we, us, our, Ameritas Life of NY)
         1350 Broadway, Suite 2201, New York, NY 10018, 1-877-280-6110
    Service Center, P.O. Box 82550, Lincoln, Nebraska 68501. 1-800-745-1112.
                                 AmeritasNY.com

                                     - 2 -
Ameritas Life of NY OVERTURE ANNUITY III-Plus

TABLE OF CONTENTS                                                  Begin on Page
--------------------------------------------------------------------------------

DEFINED TERMS..................................................................4
POLICY OVERVIEW................................................................5
CHARGES........................................................................8
FINANCIAL INFORMATION.........................................................12
CHARGES EXPLAINED.............................................................12
     Withdrawal Charge
     Mortality and Expense Risk Charge
     Administrative Charges
       Administrative Expense Fee, Annual Policy Fee
     Transfer Fee
     Tax Charges
     Fees Charged by the Portfolios
     Optional Features' Charges

INVESTMENT OPTIONS............................................................14
     Separate Account Variable Investment Options
     Fixed Account Investment Option
     Transfers
     Third-Party Services
     Systematic Transfer Programs:
          Dollar Cost Averaging, Portfolio Rebalancing, Earning Sweep

IMPORTANT POLICY PROVISIONS...................................................20
     Policy Application and Issuance
     Your Policy Value
     Telephone Transactions
     Delay of Payments
     Beneficiary
     Minor Owner or Beneficiary
     Policy Changes
     Policy Termination
     Optional Features

POLICY DISTRIBUTIONS..........................................................28
     Withdrawals
     Loans
     Death Benefits
     Annuity Income Phase
FEDERAL INCOME TAX MATTERS....................................................33
     Taxation of Nonqualified Policies
     Taxation of Qualified Policies

MISCELLANEOUS.................................................................35
     About Our Company
     Distribution of the Policies
     Voting Rights
     Legal Proceedings

APPENDIX A:  Accumulation Unit Values........................................A:1
APPENDIX B:  Tax-Qualified Plan Disclosures..................................B:1
Thank You.  If You Have Questions,.....................................Last Page
Statement of Additional Information Table of Contents..................Last Page

                 Ameritas Life Insurance Corp. of New York(SM)
                           1350 Broadway, Suite 2201
                               New York, NY 10018
                           Telephone: 1-877-280-6110

Contacting Us. To answer your questions or to send additional premium, contact your sales representative or write or call us at:

                                 Ameritas Life
                        Insurance Corp. of New York(SM)
                                 Service Center
                                 P.O. Box 82550
                            Lincoln, Nebraska 68501
                                       or
                                5900 "O" Street
                            Lincoln, Nebraska 68510
                           Telephone: 1-800-745-1112
                              Fax: 1-402-467-7335
                        Interfund Transfer Request Fax:
                                 1-402-467-7923
                                 AmeritasNY.com

Express mail packages should be sent to our street address, not our P.O. Box address.

Remember the Correct Form of Written Notice "in good order" is important for us to accurately process your Policy elections and changes. Many forms can be found on the on-line services section of our website. Or call us at our toll-free number and we will send you the form you need and tell you the information we require.

Facsimile Written Notice. To provide you with timely service, we accept some Written Notices by facsimiles. However, by not requiring your original signature, there is a greater risk unauthorized persons can manipulate your signature and make changes on your Policy (including withdrawals) without your knowledge. We are entitled to act upon facsimile signatures that reasonably appear to us to be genuine.

Make checks payable to:
"Ameritas Life Insurance Corp. of New York."

                                     - 3 -
Ameritas Life of NY OVERTURE ANNUITY III-Plus

DEFINED TERMS
--------------------------------------------------------------------------------
Accumulation Units are an accounting unit of measure used to calculate the Policy value allocated to Subaccounts of the Separate Account. It is similar to a share of a mutual fund. The Policy describes how Accumulation Units are calculated.

Annuitant is the person on whose life annuity payments involving life contingencies are based and who receives Policy annuity payments.

Annuity Date is the date annuity income payouts are scheduled to begin. This date is identified on the Policy Schedule page of your Policy. You may change this date, as permitted by the Policy and described in this prospectus.

Beneficiary(ies)
     Owner's Beneficiary(ies) is the person(s) or legal entity who becomes the Policy Owner upon the Owner's death and who receives the death benefit payable upon the Owner's death prior to the Annuity Date. If none is named, those benefits are paid to the Owner's estate.
     Annuitant's Beneficiary(ies) is the person(s) or legal entity who receives the death benefit payable upon the Annuitant's death.
     If either an Owner or Annuitant's Beneficiary is named in the application, but not both, we presume you intend that person(s) or entity to serve both roles.

Business Day is each day that the New York Stock Exchange is open for trading.

Cash Surrender Value is the Policy value less applicable withdrawal charge, Policy fee, outstanding loans, and any premium tax charge not previously deducted.

Owner, you, your is you -- the person(s) or legal entity who may exercise all rights and privileges under the Policy. If there are joint Owners, the signatures of both Owners are needed to exercise rights under the Policy.

Policy Year/Month/Anniversary are measured from respective anniversary dates of the date of issue of this Policy.

Subaccount is a division within the Separate Account for which Accumulation Units are separately maintained. Each Subaccount corresponds to a single underlying non-publicly traded portfolio issued through a series fund.

We, Us, Our, Ameritas Life of NY, - Ameritas Life Insurance Corp. of New York
(SM).

Written Notice or Request -- Written notice, signed by you, on a form approved by or acceptable to us, that gives us the information we require and is received at Ameritas Life Insurance Corp. of New York(SM), Service Center, P.O. Box 82550, Lincoln, NE 68501 (or 5900 "O" Street, Lincoln, NE 68510), fax 1-402-467-7335. Call us if you have questions about what form or information is required.

--------------------------------------------------------------------------------

   This prospectus may only be used to offer the Policy where the Policy may lawfully be sold.
             The Policy is only available in the State of New York.

If your Policy is issued as part of a qualified plan under the Internal Revenue Code, refer to any plan documents and disclosures for information about how some of the benefits and rights of the Policy may be affected.

                                     - 4 -
Ameritas Life of NY OVERTURE ANNUITY III-Plus

POLICY OVERVIEW
--------------------------------------------------------------------------------
     The following is intended as a summary. Please read each section of this prospectus for additional detail.

     The Overture Annuity III-Plus Policy is a variable annuity savings vehicle offering a variety of investment options to help meet long-term financial goals. It is available from us in New York only. Associated charges are discussed in this prospectus' CHARGES and CHARGES EXPLAINED sections. You can allocate your premiums among a wide spectrum of Separate Account variable investment options and to a Fixed Account fixed interest rate option. In the Separate Account variable investment options you may gain or lose money on your investment. In the Fixed Account option, we guarantee you will earn a fixed rate of interest. The investment options are described on this prospectus' cover and the INVESTMENT OPTIONS section.

     The Policy is a deferred annuity: it has an accumulation (or deferral) phase and an annuity income phase.

     Accumulation Phase. During the accumulation phase, any earnings that you leave in the Policy are not taxed. During this period you can invest additional money into the Policy, transfer amounts among the investment options, and withdraw some or all of the value of your Policy. Some restrictions may apply to transfers (especially to transfers into and out of the Fixed Account). Withdrawals may be subject to a withdrawal charge, income tax and a penalty tax.

     Annuity Income Phase. The accumulation phase ends and the annuity income period begins on a date you select or the later of the fifth Policy Anniversary or Anniversary nearest the Annuitant's 85th birthday. During the annuity income period, we will make periodic payments to the Annuitant, unless you specify otherwise. You can select payments that are guaranteed to last for the Annuitant's entire life or for some other period. Some or all of each payment will be taxable.

A significant advantage of the Policy is that it provides the ability to accumulate capital on a tax-deferred basis. The purchase of a Policy to fund a tax-qualified retirement account does not provide any additional tax deferred treatment beyond the treatment provided by the tax-qualified retirement plan itself. However, the Policy does provide benefits such as lifetime income payments, family protection through death benefits and guaranteed fees.

     POLICY OPERATION AND FEATURES

Premiums.
o    Minimum initial premium: $2,000.
o Minimum additional premium: $500, or $50 per month if through a regularly billed program.
o Additional premiums will not be accepted, without our approval, on or after the later of (i) the Policy Anniversary following your or the Annuitant's 85th birthday or (ii) the Annuity Date.

Investment Options.
o Variable investment option allocations are invested in Subaccounts of the Separate Account, which in turn invest in corresponding underlying portfolios. Fixed Account allocations are invested in our general account and we guarantee a fixed rate of interest.
o You may transfer among investment options, subject to limits. Dollar cost averaging, portfolio rebalancing and earnings sweep systematic investment programs are available.

Deductions from Assets.
(See CHARGES on next pages.)

Withdrawals.
o Withdrawal charges may apply to withdrawals under the base Policy in excess of the "free" withdrawal limits. After a premium is received, withdrawal charges apply for 7 years.
o    Each withdrawal must be at least $250.

Annuity Income.
o    Several fixed annuity income options are available.

Death Benefit.
o A standard death benefit is paid upon the death of the Annuitant unless the guaranteed minimum death benefit is payable.

Optional Features.
o Optional features available are listed in this prospectus' IMPORTANT POLICY PROVISIONS section. Most can only be elected at Policy issue and only if you and the Annuitant are then not older than age 70.

                                     - 5 -
Ameritas Life of NY OVERTURE ANNUITY III-Plus

     TAX-QUALIFIED PLANS

     The Policy can be used to fund a tax-qualified plan such as an IRA or Roth IRA (including for rollovers from tax-sheltered annuities), SEP, or SIMPLE IRA, Tax-Sheltered Annuity, etc. This Prospectus generally addresses the terms that affect a non-tax-qualified annuity. If your Policy funds a tax-qualified plan, read the Qualified Plan Disclosures in this prospectus' Appendix B to see how they might change your Policy rights and requirements. Contact us if you have questions about the use of the Policy in these or other tax-qualified plans.

                                     - 6 -
Ameritas Life of NY OVERTURE ANNUITY III-Plus

                                     - 7 -
Ameritas Life of NY OVERTURE ANNUITY III-Plus

CHARGES     (some charges are rounded)
--------------------------------------------------------------------------------
     The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy.

     The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer Policy value between investment options. State premium taxes may also be deducted.

------------------------------------------------------------------------------------- ---------------- ---------------
                                                                                         Guaranteed
 y = Base Policy Fees.                                                                     Maximum          Current
                                                                                             Fee              Fee
----------------------------------------------------------------------------------------------------------------------
TRANSACTION FEES
-------------------------------------- ---------------------------------------------- ---------------- ---------------
WITHDRAWAL CHARGE
  (as a % of each premium withdrawn)            Years since receipt of premium
                                       ----- ----- ----- ----- ----- ----- ----- -----
                                        1     2     3     4     5     6     7     8+
                                       ----- ----- ----- ----- ----- ----- ----- -----
7-Year Withdrawal Charge                6%    6%    6%    5%    4%    3%    2%    0%          -               -
---------------------------------- -------------------------------------------------- ---------------- ---------------
TRANSFER FEE (per transfer)             first 15 transfers per year                              $0               $0
                                        over 15 transfers in one Policy Year, we may charge...  $10              $10
----------------------------------------------------------------------------------------------------------------------

     The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, to equal the annualized charges shown, not including Subaccount portfolio operating fees and expenses.

                                     - 8 -
Ameritas Life of NY OVERTURE ANNUITY III-Plus

------------------------------------------------------------------------------------- ---------------- ---------------
                                                                                         Guaranteed
 y = Base Policy Fees.                                                                     Maximum          Current
 x = Optional Feature Fee.                                                                   Fee              Fee
----------------------------------------------------------------------------------------------------------------------
ANNUAL POLICY FEE (waived if Policy value is at least $50,000.)
------------------------------------------------------------------------------------- ---------------- ---------------
y   ANNUAL POLICY FEE (* but no more than $30 from the Fixed Account)                       $40*            $36*
----------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES
            (deducted daily from assets allocated to the Separate Account to equal the annual % shown )
------------------------------------------------------------------------------------- ---------------- ---------------
y   MORTALITY & EXPENSE RISK CHARGE                                                         1.25%           1.25%
y   ADMINISTRATIVE EXPENSE FEE                                                              0.15%           0.15%
----------------------------------------------------------------------------------------------------------------------
OPTIONAL FEATURE FEE (deducted monthly from assets allocated to the Separate Account to equal the annual % shown )
------------------------------------------------------------------------------------- ---------------- ---------------
x   One Year "PERIODIC STEP-UP" GUARANTEED MINIMUM DEATH BENEFIT                            0.55%           0.25%
----------------------------------------------------------------------------------------------------------------------

     PORTFOLIO COMPANY OPERATING EXPENSES (as of December 31, 2011)

     The next table shows the minimum and maximum total operating expenses charged by the portfolio companies, before any waivers or reductions, you may pay periodically during the time that you own the contract, followed by a table showing additional information for each portfolio company. More detail concerning each portfolio company's fees and expenses is contained in the prospectus for each portfolio company.

---------------------------------------------------------------------------- -------------------- --------------------
TOTAL ANNUAL PORTFOLIO COMPANY OPERATING EXPENSES
   Expenses that are deducted from portfolio company assets, including               Minimum              Maximum
   management fees, distribution and/or service (12b-1) fees, and other expenses
---------------------------------------------------------------------------- -------------------- --------------------
Before any Waivers and Reductions                                                          (1)                (2)
---------------------------------------------------------------------------- -------------------- --------------------
After any Waivers and Reductions (explained in the footnotes to this table)                (1)                (2)
---------------------------------------------------------------------------------- ----------------- -----------------

(1)
(2)
                                     - 9 -
Ameritas Life of NY OVERTURE ANNUITY III-Plus

                                     - 10 -
Ameritas Life of NY OVERTURE ANNUITY III-Plus

     EXAMPLES OF EXPENSES

     The Examples below are intended to help you compare the cost of investing in the Policy with the cost of investing in other variable annuity policies. These costs include Policy Owner transaction expenses, contract charges, separate account annual expenses, and Subaccount underlying portfolio fees and expenses.

     The Examples assume that you invest $10,000 in the Policy for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume the underlying portfolio and Policy fees and expenses indicated. The example amounts are illustrative only, and should not be considered a representation of past or future expenses. Your actual expenses may be higher or lower than those shown in the chart. Please note that although the examples assume $10,000 premium to aid comparisons, our minimum premium for this policy is $2,000.

-------------------------------------------------------------------------------------------------------------------------
                      Surrender Policy at the end of    Annuitize Policy at the end of     Policy is neither surrendered
                      the time period. ($)                   the time period. ($)                nor annuitized. ($)
--------------------------------------------------- --------------------------------- -----------------------------------
EXAMPLE                 1 Yr   3 Yr   5 Yr   10 Yr       1 Yr   3 Yr   5 Yr   10 Yr          1 Yr   3 Yr   5 Yr   10 Yr
--------------------------------------------------- --------------------------------- -----------------------------------
Maximum
Policy Expenses(1)

Minimum
Policy Expenses(2)
-------------------------------------------------------------------------------------------------------------------------

 (1) Maximum Policy Expense Charges. This example assumes maximum charges of 1.40% for Separate Account annual expenses, a $40 guaranteed maximum Policy fee (although our current base Policy fee is $36), 0.55% of other Policy value annual expenses for the periodic step-up guaranteed minimum death benefit option, plus the maximum fees and expenses before any waivers or reductions of any of the portfolio companies.

(2) Minimum Policy Expense Charges. This example assumes current charges of 1.40% for Separate Account annual expenses, a $36 current Policy fee, plus the minimum fees and expenses after any waivers or reductions of any of the portfolio companies.

                                     - 11 -
Ameritas Life of NY OVERTURE ANNUITY III-Plus

FINANCIAL INFORMATION
--------------------------------------------------------------------------------
     Accumulation Unit Values

     We provide Accumulation Unit value history for each of the Separate Account variable investment options in Appendix A.

     Financial Statements

     Financial statements of the Subaccounts of the Separate Account and our company are included in the Statement of Additional Information. To learn how to get a copy, see the front or back page of this prospectus.


CHARGES EXPLAINED               ( y = Base Policy Fee;  x = Optional Rider Fee)
--------------------------------------------------------------------------------
     The following adds to information provided in the CHARGES section. Please review both prospectus sections for information on charges.

     WITHDRAWAL CHARGE

     We will deduct a withdrawal charge from the Policy value upon a full surrender or partial withdrawal that exceeds the "free" withdrawal amount, and also from any Policy value paid out due to the Owner's death while withdrawal charges apply. (The "free" withdrawal feature and amount is described in this prospectus' POLICY DISTRIBUTIONS section.) A withdrawal charge will not be deducted on the date annuity income payments begin from amounts applied to provide annuity payments if the last premium was at least two years prior and a life contingent annuity income option (Options 4 or 5) is elected. This charge partially covers our distribution costs, including commissions and other promotional costs. Any deficiency is met from our general account, including amounts derived from the mortality and expense risk charge.

     The amount of a partial withdrawal you request plus any withdrawal charge is deducted from the Policy value on the date we receive your withdrawal request. Partial withdrawals (including any charge) are deducted from the Subaccounts and the Fixed Account on a pro rata basis, unless you instruct us otherwise. Policy value is withdrawn by considering earnings to be withdrawn before any premium is withdrawn; this means that there may be no withdrawal charge if the amount of the withdrawal is less than or equal to earnings plus premiums received at least 8 years prior to the withdrawal and not considered having been previously withdrawn. When premium is withdrawn, the oldest premium is considered to be withdrawn first, the next oldest premium is considered to be withdrawn next, and so on (a "first-in, first-out" basis).

     MORTALITY AND EXPENSE RISK CHARGE

     We impose a daily fee to compensate us for the mortality and expense risks we have under the Policy. This fee is reflected in the Accumulation Unit values for each Subaccount.

     Our mortality risk arises from our obligation to make annuity payments and to pay death benefits prior to the Annuity Date. The mortality risk we assume is that Annuitants will live longer than we project, so our cost in making annuity payments will be higher than projected. However, an Annuitant's own longevity, or improvement in general life expectancy, will not affect the periodic annuity payments we pay under your Policy. Another mortality risk we assume is that at your death the death benefit we pay will be greater than the Policy value.

     Our expense risk is that our costs to administer your Policy will exceed the amount we collect through administrative charges.

     If the mortality and expense risk charge does not cover our costs, we bear the loss, not you. If the charge exceeds our costs, the excess is our profit. If the withdrawal charge does not cover our Policy distribution costs, the

                                     - 12 -
Ameritas Life of NY OVERTURE ANNUITY III-Plus deficiency is met from our general account assets, which may include amounts, if any, derived from this mortality and expense risk charge.

     ADMINISTRATIVE CHARGES

     Administrative charges help us cover our cost to administer your Policy.

     Administrative Expense Fee
     This annual fee is reflected in the Accumulation Unit values for each Subaccount.

     Annual Policy Fee
     We reserve the right to charge an annual Policy fee.

     Any Policy Fee is deducted from your Policy value on the last Business Day of each Policy Year and upon a complete surrender. This fee is levied by canceling Accumulation Units and making a deduction from the Fixed Account. It is deducted from each Subaccount and the Fixed Account in the same proportion that the value in each Subaccount and the Fixed Account bears to the total Policy value, although we limit the amount charged for the Fixed Account. We currently waive any Policy fee if the Policy value is at least $50,000.

     TRANSFER FEE

     The first 15 transfers per Policy Year from Subaccounts or the Fixed Account are free. A transfer fee may be imposed for any transfer in excess of 15 per Policy Year. The transfer fee is deducted pro rata from each Subaccount (and, if applicable, the Fixed Account) in which the Owner is invested.

     TAX CHARGES

     New York currently does not level any premium tax on annuity policies. No charges are currently made for taxes other than premium taxes. We reserve the right to levy charges in the future for taxes or other costs resulting from taxes that we determine are properly attributable to the Separate Account.

     FEES CHARGED BY THE PORTFOLIOS

     Each Subaccount's underlying portfolio has investment advisory fees and expenses. They are described in each fund's prospectus. A portfolio's fees and expenses are not deducted from your Policy value. Instead, they are reflected in the daily value of portfolio shares which, in turn, will affect the daily Accumulation Unit value of the Subaccounts. These fees and expenses help to pay the portfolio's investment advisory and operating expenses.

     OPTIONAL FEATURES' CHARGES

     x The optional feature is principally described in the prospectus section noted below:

Optional Feature                          Prospectus Section Where It Is Covered
x  Optional Guaranteed Minimum            POLICY DISTRIBUTIONS:  Death Benefits
   Death Benefit Features

Charges for the optional feature are shown in this prospectus' CHARGES section.


WAIVER OF CERTAIN CHARGES
     When the Policy is sold in a manner that results in savings of sales or administrative expenses, we reserve the right to waive all or part of any fee we charge under the Policy (excluding fees charged by the portfolios). Factors we consider include one or more of the following: size and type of group to whom the Policy is issued; amount of expected premiums; relationship with us (employee of us or an affiliated company, receiving distributions or making transfers from other policies we or one of our affiliates issue or transferring amounts held under qualified retirement plans we or one of our affiliates sponsor); type and frequency of administrative and sales services provided; or level of annual maintenance fee and withdrawal charges. In an exchange of another policy we or an

                                     - 13 -
Ameritas Life of NY OVERTURE ANNUITY III-Plus affiliated company issued and where the withdrawal charge has been waived, the withdrawal charge for this Policy may be determined based on the dates premiums were received in the prior policy.

     Any fee waiver will not be discriminatory and will be done according to our rules in effect at the time the Policy is issued. We reserve the right to change these rules. The right to waive any charges may be subject to state approval.


INVESTMENT OPTIONS
--------------------------------------------------------------------------------
     We recognize you have very personal goals and investment strategies. The Policy allows you to choose from a wide array of investment options - each chosen for its potential to meet specific investment objectives.

     You may allocate all or a part of your premiums among the Separate Account variable investment options or the Fixed Account fixed interest rate option. Allocations must be in whole percentages and total 100%. The variable investment options, which invest in underlying portfolios, are listed and described in this section of the prospectus.

The value of your Policy will increase or decrease based on the investment performance of the variable investment options you choose. The investment results of each variable investment option are likely to differ significantly, and vary over time. They do not earn a fixed interest rate. Please consider carefully, and on a continuing basis, which investment options best suit your long-term investment objectives and risk tolerance.

     SEPARATE ACCOUNT VARIABLE INVESTMENT OPTIONS

     The Separate Account provides you with variable investment options in the form of underlying portfolio investments. Each underlying portfolio is an open-end investment management company. When you allocate investments to an underlying portfolio, those investments are placed in a Subaccount of the Separate Account corresponding to that portfolio, and the Subaccount in turn invests in the portfolio. The Policy value of your Policy depends directly on the investment performance of the portfolios that you select.

     The underlying portfolios in the Separate Account are NOT publicly traded mutual funds, and are NOT the same as other publicly traded mutual funds with very similar names. They are only available as separate account investment options in life insurance or variable annuity policies issued by insurance companies, or through participation in certain qualified pension or retirement plans.
     Even if the investment options and policies of some underlying portfolios available under the Policy may be very similar to the investment objectives and policies of publicly traded mutual funds that may be managed by the same investment adviser, the investment performance and results of the portfolios available under the Policy may vary significantly from the investment results of such other publicly traded mutual funds.
     You should read the prospectuses for the underlying portfolios together with this prospectus for more information.

     The Separate Account is registered with the SEC as a unit investment trust. However, the SEC does not supervise the management or the investment practices or policies of the Separate Account or Ameritas Life of NY. The Separate Account was established as a separate investment account of First Ameritas Life Insurance Corp. of New York under New York law on March 21, 2000. Effective October 1, 2011 First Ameritas Life Insurance Corp. of New York changed its name to Ameritas Life Insurance Corp. of New York SM. The name of the Separate Account was changed from "First Ameritas Variable Annuity Separate Account" to "Ameritas Life of NY Separate Account VA" by action of the Board of Directors of Ameritas Life of NY on March 1, 2012. Under New York law, we own the Separate Account assets, but they are held separately from our other assets and are not charged with any liability or credited with any gain of business unrelated to the Separate Account. Any and all distributions made by the underlying portfolios, with respect to the shares held by the Separate Account, will be reinvested in additional shares at net asset value. We are responsible to you for meeting the obligations of the Policy, but we do not guarantee the investment performance on any of the variable investment options' underlying portfolios. We do not make any representations about their future performance.

       You bear the risk that the variable investment options you select may fail to meet their objectives, that they could go down in value, and that you could lose principal.

                                     - 14 -
Ameritas Life of NY OVERTURE ANNUITY III-Plus

     Each Subaccount's underlying portfolio operates as a separate variable investment option, and the income or loss of one generally has no effect on the investment performance of any other. Complete descriptions of each portfolio's investment objectives and restrictions and other material information related to an investment in the variable investment option are contained in the prospectuses for each of the underlying portfolios which accompany this prospectus.

     This information is just a summary for each underlying portfolio. You should read the prospectus for an underlying portfolio for more information about that portfolio, including detailed information about the portfolio's fees and expenses, investment strategy and investment objectives, restrictions, and potential risks. To get a copy of any portfolio prospectus, contact your representative or us as shown on the Table of Contents page or the last page of this prospectus.

     The Subaccount underlying portfolios listed below are designed primarily as investments for variable annuity and variable life insurance policies issued by insurance companies. They are not publicly traded mutual funds available for direct purchase by you. There is no assurance the investment objectives will be met.

---------------------------------------------------------------------- ----------------------------------------------------
                               FUND NAME                                               INVESTMENT ADVISER
Portfolio Name - Subadviser(s)                                         Portfolio Type / Summary of Investment Objective
---------------------------------------------------------------------- ----------------------------------------------------
                    Calvert Variable Products, Inc.*                            Calvert Investment Management, Inc.
                                                                          (Named Calvert Asset Management Company, Inc.
                                                                                        prior to 4/30/11)
---------------------------------------------------------------------- ----------------------------------------------------
Calvert VP S&P MidCap 400 Index Portfolio, Class I - Summit            Index:  S&P MidCap 400 Index.
Investment Advisors, Inc.
---------------------------------------------------------------------- ----------------------------------------------------
               Calvert Variable Series, Inc.*                                    Calvert Investment Management, Inc.
                                                                           (Named Calvert Asset Management Company, Inc.
                                                                                        prior to 4/30/11)
---------------------------------------------------------------------- ----------------------------------------------------
Calvert VP Money Market Portfolio - No Subadviser                      Money market: current income.
---------------------------------------------------------------------- ----------------------------------------------------
Calvert VP SRI Balanced Portfolio - Equity Portion: New                Income and capital growth.
Amsterdam Partners LLC; Fixed Income Portion: No Subadviser
---------------------------------------------------------------------- ----------------------------------------------------
Calvert VP SRI Strategic Portfolio - Thornburg Investment              Long-term capital appreciation; current income is
Management, Inc.                                                       secondary.
---------------------------------------------------------------------- ----------------------------------------------------
            Fidelity(R) Variable Insurance Products                          Fidelity Management & Research Company
---------------------------------------------------------------------- ----------------------------------------------------
Fidelity(R) VIP Contrafund(R) Portfolio, Service Class 2 1,2,3         Long-term capital appreciation.
---------------------------------------------------------------------- ----------------------------------------------------
Fidelity(R) VIP Equity-Income Portfolio, Service Class 2 1,2,3         Index:  S&P 500 Index.
---------------------------------------------------------------------- ----------------------------------------------------
Fidelity(R) VIP Growth Portfolio, Service Class 2 1,2,3                Capital Appreciation.
---------------------------------------------------------------------- ----------------------------------------------------
Fidelity(R) VIP High Income Portfolio, Service Class 2 1,2             Income and growth.
---------------------------------------------------------------------- ----------------------------------------------------
Fidelity(R) VIP Investment Grade Bond Portfolio, Service Class 2 1,4   Bond.
---------------------------------------------------------------------- ----------------------------------------------------
Fidelity(R) VIP Overseas Portfolio, Service Class 2 1,2,3              Long-term growth.
---------------------------------------------------------------------- ----------------------------------------------------
Subadvisers: (1) Fidelity Research & Analysis Company, Fidelity International Investment Advisors, Fidelity International
Investment Advisors (U.K.) Limited; (2) FMR Co., Inc., Fidelity Investments Japan Limited; (3) Fidelity Management &
Research (U.K.) Inc. ; and (4) Fidelity Investments Money Management, Inc.
---------------------------------------------------------------------- ----------------------------------------------------
               Third Avenue Variable Series Trust                                 Third Avenue Management LLC
---------------------------------------------------------------------- ----------------------------------------------------
Third Avenue Value Portfolio                                           Long-term capital appreciation.
---------------------------------------------------------------------- ----------------------------------------------------

* These funds are part of, and their investment adviser and Summit are indirect subsidiaries of the UNIFI (R) Mutual Holding Company (UNIFI (R)), the ultimate parent of Ameritas Life of NY. Also, Calvert Investment Distributors, Inc. (named Calvert Distributors, Inc. prior to 4/30/11), an indirect subsidiary of UNIFI(R), is the underwriter for these funds.
Appendix A: Accumulation Unit Values provides current and historical fund and portfolio names.

     Adding, Deleting, or Substituting Variable Investment Options

     We do not control the Subaccounts' underlying portfolios, so we cannot guarantee that any of the portfolios will always be available.

     We retain the right to change the investments of the Separate Account, and to eliminate the shares of any Subaccount's underlying portfolio and substitute shares of another series fund portfolio, if the shares of an underlying portfolio are no longer available for investment or if, in our judgment, investment in the portfolio would be inappropriate in view of the purposes of the Separate Account. We may add new Separate Account underlying portfolios, or eliminate existing underlying portfolios, when, in our sole discretion, conditions warrant a change. In all of these situations, we will receive any necessary SEC and state approval before making any such change.

                                     - 15 -
Ameritas Life of NY OVERTURE ANNUITY III-Plus

     Our Separate Account may be (i) operated as an investment management company or any other form permitted by law, (ii) deregistered with the SEC if registration is no longer required, or (iii) combined with one or more other separate accounts. To the extent permitted by law, we also may transfer assets of the Separate Account to other accounts. Where permitted by applicable law, we reserve the right to remove, combine or add Subaccounts. Subaccounts may be closed to new or subsequent premium payments, transfers or premium allocations. We will receive any necessary SEC and state approval before making any of these changes.

     We will notify you of any changes to the variable investment options.

     Resolving Material Conflicts - Underlying Investment Interests

     In addition to serving as underlying portfolios to the Subaccounts, the portfolios are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts. We do not currently foresee any disadvantages to you resulting from the fund companies selling portfolio shares to fund other products. However, there is a possibility that a material conflict of interest may arise between Policy Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the portfolios. Shares of some of the portfolios may also be sold to certain qualified pension and retirement plans qualifying under section 401 of the Internal Revenue Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps to resolve the matter, including removing that portfolio as an underlying investment option of the Separate Account. The Board of Directors of each fund company will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses of the portfolios for more information. (Also see the Transfers section, Omnibus Orders.)


     FIXED ACCOUNT INVESTMENT OPTION

     There is one fixed interest rate option ("Fixed Account"), where we bear the investment risk. We guarantee that you will earn a minimum interest rate that will yield at least 3% per year, compounded annually. We may declare a higher current interest rate. However, you bear the risk that we will not credit more interest than will yield the minimum guaranteed rate per year for the life of the Policy. We have sole discretion over how assets allocated to the Fixed Account are invested, and we bear the risk that those assets will perform better or worse than the amount of interest we have declared.

     Net Premiums allocated to and transfers to the Fixed Account under the Policy become part of our general account assets, which support annuity and insurance obligations. Interest in the general account has not been registered with the SEC and is not subject to SEC regulation, nor is the general account registered as an investment company with the SEC. The general account includes all of our assets, except those assets segregated in separate accounts. We have sole discretion to invest the assets of the general account, subject to applicable law, and we bear the risk that assets in the Fixed Account will perform better or worse than the interest we pay. Assets in the Fixed Account are subject to claims by creditors of the company. The focus of this prospectus is to disclose the Separate Account aspects of the Policy. Therefore, SEC staff have not reviewed the Fixed Account disclosures in this prospectus.

     TRANSFERS

     The Policy is designed for long-term investment, not for use with professional "market timing" services or use with programmed, large or frequent transfers. Excessive transfers could harm other Policy Owners by having a detrimental effect on investment portfolio management. In addition to the right of the portfolios to impose redemption fees on short-term trading, we reserve the right to reject any specific premium allocation or transfer request, if in the judgment of a Subaccount portfolio fund advisor, a Subaccount portfolio would be unable to invest effectively in accordance with its investment objectives and policies, or if Policy Owners would otherwise potentially be adversely affected.

                                     - 16 -
Ameritas Life of NY OVERTURE ANNUITY III-Plus

      Transferring money out of a Subaccount within 60 days of a purchase may be considered market timing. However, any portfolio fund adviser may establish its own standards, and each transaction bay be evaluated on its own. Ultimately the portfolio fund adviser has the authority to make this determination.

     Prior to the Annuity Date, you may transfer Policy value from one Subaccount to another, from the Separate Account to the Fixed Account, or from the Fixed Account to any Subaccount, subject to these rules:

     Transfer Rules:
     o A transfer is considered any single request to move assets from one or more Subaccounts or the Fixed Account to one or more of the other Subaccounts or the Fixed Account.
     o We must receive notice of the transfer - either by Written Notice or an authorized telephone transaction, or by Internet when available. Transfer requests by facsimile, telephone, or Internet must be sent to us by 4:00 p.m. Eastern Time for same-day processing. Requests received later are processed on the next trading day. Fax requests must be sent to us at 402-467-7335. If requests are faxed elsewhere, we will process them as of the day they are received by our trading unit.
     o    The transferred amount must be at least $250, or the entire
          Subaccount or Fixed Account value if it is less. (If the value remaining after a transfer will be less than $250 in a Subaccount or $100 in the Fixed Account, we will include that amount as part of the transfer.)
          - If the Dollar Cost Averaging systematic transfer program is used, then the minimum transfer amount out of a Subaccount or the Fixed Account is the lesser of $250 or the balance in the Subaccount or Fixed Account. Under this program, the maximum amount that may be transferred from the Fixed Account each month is 1/36th of the value of the Fixed Account at the time the Dollar Cost Averaging program is established. While a Dollar Cost Averaging program is in effect, elective transfers out of the Fixed Account are prohibited.
          - The Portfolio Rebalancing and Earnings Sweep systematic transfer programs have no minimum transfer limits.
     o The first 15 transfers each Policy Year are free. Thereafter, transfers may result in a $10 charge for each transfer. This fee is deducted on a pro-rata basis from balances in all Subaccounts and the Fixed Account; it is not subtracted from the amount of the transfer. Transfers under any systematic transfer program do count toward the 15 free transfer limit.
     o A transfer from the Fixed Account (except made pursuant to a systematic transfer program):
          -    may be made only once each Policy Year;
          -    may be delayed up to six months;
          -    is limited during any Policy Year to the greatest of:
          - 25% of the Fixed account value on the date of the initial transfer during that year;
               the greatest amount of any similar transfer out of the Fixed Account during the previous 13 months; or $1,000.
     o We reserve the right to limit transfers, or to modify transfer privileges, and we reserve the right to change the transfer rules at any time.
     o If the Policy value in any Subaccount falls below $250, we may transfer the remaining balance, without charge, proportionately to the remaining investment options you selected in your latest allocation instructions. We will notify you when such a transfer occurs. You may, within 60 days of the date of our notice, reallocate the amount transferred, without charge, to another investment option.
     o In the event you authorize telephone or Internet transfers, we are not liable for telephone or Internet instructions that we in good faith believe you authorized. We will employ reasonable procedures to confirm that instructions are genuine.

     Omnibus Orders
     Purchase and redemption orders received by the portfolios generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the ability of the portfolios to apply their respective disruptive trading policies and procedures. We cannot guarantee that the portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of portfolio shares, as well as the owners of all variable life insurance or variable annuity contracts, including ours, whose variable investment options correspond to the affected portfolios. In addition, if a portfolio believes that an omnibus order that we submit may reflect one or more transfer requests from Owners engaged in disruptive trading, the portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

                                     - 17 -
Ameritas Life of NY OVERTURE ANNUITY III-Plus

     Disruptive Trading Procedures

     The Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading, programmed transfers, or transfers that are large in relation to the total assets of a Subaccount's underlying portfolio can disrupt management of a Subaccount's underlying portfolio and raise expenses. This in turn can hurt performance of an affected Subaccount and therefore hurt your Policy's performance.

Organizations or individuals that use market timing investment strategies and make frequent or other disruptive transfers should not purchase the Policy.

     Policy Owners should be aware that we are contractually obligated to provide Policy Owner transaction data relating to trading activities to the underlying funds on Written Request and, on receipt of written instructions from a fund, to restrict or prohibit further purchases or transfers by Policy Owners identified by an underlying fund as having engaged in transactions that violate the trading policies of the fund.

     We reserve the right to reject or restrict, in our sole discretion, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions. We further reserve the right to impose restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Policy Owners. Restrictions may include changing, suspending or terminating telephone, on-line and facsimile transfer privileges. We will enforce any Subaccount underlying portfolio manager's restrictions imposed upon transfers considered by the manager to be disruptive. Our disruptive trading procedures may vary from Subaccount to Subaccount, and may also vary due to differences in operational systems and contract provisions. Any Subaccount restrictions will be uniformly applied.

     There is no assurance that the measures we take will be effective in preventing market timing or other excessive transfer activity. Our ability to detect and deter disruptive trading and to consistently apply our disruptive trading procedures may be limited by operational systems and technological limitations. The discretionary nature of our disruptive trading procedures may result in some Policy Owners being able to market time while other Policy Owners bear the harm associated with timing. Also, because other insurance companies and retirement plans may invest in Subaccount underlying portfolios, we cannot guarantee that Subaccount underlying portfolios will not suffer harm from disruptive trading within contracts issued by them.

Excessive Transfers
     We reserve the right to restrict transfers if we determine you are engaging in a pattern of transfers that may disadvantage Policy Owners. In making this determination, we will consider, among other things:
     o    the total dollar amount being transferred;
     o    the number of transfers you make over a period of time;
     o whether your transfers follow a pattern designed to take advantage of short term market fluctuations, particularly within certain Subaccount underlying portfolios;
     o whether your transfers are part of a group of transfers made by a third party on behalf of individual Policy Owners in the group; and
     o the investment objectives and/or size of the Subaccount underlying portfolio.

Third Party Traders
     We reserve the right to restrict transfers by any firm or any other third party authorized to initiate transfers on behalf of multiple Policy Owners if we determine such third party trader is engaging in a pattern of transfers that may disadvantage Policy Owners. In making this determination, we may, among other things:
     o reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Policy Owner, or
     o reject the transfer or exchange instructions of individual Policy Owners who have executed transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Policy Owner.

     We will notify affected Policy Owners before we limit transfers, modify transfer procedures or refuse to complete a transfer. Transfers made pursuant to participation in a dollar cost averaging, portfolio rebalancing, earnings sweep or asset allocation program are not subject to these disruptive trading procedures. See the sections of this prospectus describing those programs for the rules of each program.

     SYSTEMATIC TRANSFER PROGRAMS

     We offer several systematic transfer programs. We reserve the right to alter or terminate these programs upon thirty days written notice.

                                     - 18 -
Ameritas Life of NY OVERTURE ANNUITY III-Plus

o    Dollar Cost Averaging
     The Dollar Cost Averaging program allows you to automatically transfer, on a periodic basis, a set dollar amount or percentage from the Money Market Subaccount or the Fixed Account to any other Subaccount(s) or the Fixed Account. Requested percentages are converted to a dollar amount. You can begin Dollar Cost Averaging when you purchase the Policy or later. You can increase or decrease the amount or percentage of transfers or discontinue the program at any time. Dollar Cost Averaging programs are intended to limit loss and result in the purchase of more Accumulation Units when a portfolio's value is low, and fewer units when its value is high. However, there is no guarantee that such a program will result in a higher Policy value, protect against a loss, or otherwise achieve your investment goals.

     Dollar Cost Averaging Rules:
     o    There is no additional charge for the Dollar Cost Averaging program.
     o We must receive notice of your election and any changed instruction - either by Written Notice or by telephone transaction instruction.
     o    Automatic transfers can only occur monthly.
     o The minimum transfer amount out of the Money Market Subaccount or the Fixed Account is the lesser of $250 or the balance in the Subaccount or Fixed Account. Under this program, the maximum amount that may be transferred from the Fixed Account each month is 1/36th of the Fixed Account value at the time Dollar Cost Averaging is established. While a Dollar Cost Averaging program is in effect, elective transfers out of the Fixed Account are prohibited. There is no maximum transfer amount limitation applicable to any of the Subaccounts.
     o Dollar Cost Averaging program transfers cannot begin before the end of a Policy's "right to examine" period.
     o You may specify that transfers be made on the 1st through the 28th day of the month. Transfers will be made on the date you specify (or if that is not a Business Day, then on the next Business Day). If you do not select a date, the program will begin on the next Policy month date.
     o You can limit the number of transfers to be made, in which case the program will end when that number has been made. Otherwise, the program will terminate when the amount remaining in the Money Market Subaccount or the Fixed Account is less than $100.
     o Dollar Cost Averaging is not available when the Portfolio Rebalancing program is elected.

o    Portfolio Rebalancing
     The Portfolio Rebalancing program allows you to rebalance your Policy value among designated Subaccounts only as you instruct. You may change your rebalancing allocation instructions at any time. Any change will be effective when the next rebalancing occurs.

     Portfolio Rebalancing Program Rules:
     o    There is no additional charge for the Portfolio Rebalancing program.
     o    The Fixed Account is excluded from this program.
     o You must request the rebalancing program, give us your rebalancing instructions, or request to end this program either by Written Notice or by telephone transaction instruction.
     o    You may have rebalancing occur quarterly, semi-annually or annually.
     o Portfolio Rebalancing is not available when the Dollar Cost Averaging Program is elected.

o    Earnings Sweep
     The Earnings Sweep program allows you to sweep earnings from your Subaccounts to be rebalanced among designated investment options (Subaccounts or the Fixed Account); either based on your original Policy allocation of premiums or pursuant to new allocation instructions. You may change your Earnings Sweep program instructions at any time. Any change will be effective when the next sweep occurs.

     Earnings Sweep Program Rules:
     o    There is no additional charge for the Earnings Sweep program.
     o    The Fixed Account is included in this program.
     o You must request the Earnings Sweep program, give us your sweep instructions, or request to end this program either by Written Notice or by telephone transaction instruction.
     o You may have your earnings sweep quarterly, semi-annually or annually.

                                     - 19 -
Ameritas Life of NY OVERTURE ANNUITY III-Plus

IMPORTANT POLICY PROVISIONS     (x = optional feature)
--------------------------------------------------------------------------------
     The OVERTURE ANNUITY III-PLUS Policy is a flexible premium deferred variable annuity policy. The Policy allows you to save and invest your assets on a tax-deferred basis. A feature of the Policy distinguishing it from non-annuity investments is its ability to guarantee annuity payments to you for as long as the Annuitant lives or for some other period you select. In addition, if the Annuitant dies before those payments begin, the Policy will pay a death benefit to the Annuitant's Beneficiary. Many key rights and benefits under the Policy are summarized in this prospectus. The Policy was closed to new sales in 2003. Prior to that time it could be purchased as a tax-qualified or nonqualified annuity. Your Policy remains in force until surrendered for its Cash Surrender Value, or until all proceeds have been paid under an annuity income option or as a death benefit.

Replacing an existing annuity policy is not always your best choice. Evaluate any replacement carefully.

     POLICY APPLICATION AND ISSUANCE (The following provisions describe the application process and how a policy was issued.)

     To purchase a Policy, you must submit an application and a minimum initial premium. A Policy usually will be issued only if you and the Annuitant are age 0 through 85, rounded to the nearest birthday. We reserve the right to reject any application or premium for any reason.

     If your application is in good order upon receipt, we will credit your initial net premium to the Policy value in accordance with the "right to examine" rules in your state within two Business Days after the later of the date we receive your application or the date we receive your premium. If the application is incomplete or otherwise not in good order, we will contact you within five Business Days to explain the delay; at that time we will refund your initial premium unless you consent to our retaining it to apply it to your Policy once all Policy issuance requirements are met.

The Policy Date is the date two days after we receive your application and initial premium. It is the date used to determine Policy Anniversaries and Policy Years. No Policy will be dated on or after the 29th day of a month. (This does not affect how premium is credited; see the paragraph above.)

     You can purchase a tax-qualified Policy as part of Section 401(a) pension or profit-sharing plans, or IRA, Roth IRA, SIMPLE IRA, SEP, and 403(b) (TSAs), subject to certain limitations. See this prospectus' FEDERAL INCOME TAX MATTERS section and Appendix B for details.

     Application in Good Order
     o All application questions must be answered, but particularly note these requirements:
     o The Owner's and the Annuitant's full name, Social Security number, and date of birth must be included.
     o Be certain you identify both an Owner's Beneficiary and an Annuitant's Beneficiary, as they have different rights under the Policy, and failure to name an Owner's Beneficiary will cause any death benefit payable upon the Owner's death to be paid to the Owner's estate.
     o Your premium allocations must be completed in whole percentages, and total 100%.
     o    Initial premium must meet minimum premium requirements.
     o    Your signature and your agent's signature must be on the application.
     o Identify the type of plan, whether it is nonqualified or, if it is qualified, state the type of qualified plan.
     o    City, state and date application was signed must be completed.
     o If you have one, please give us your e-mail address to facilitate receiving updated Policy information by electronic delivery.
     o There may be forms in addition to the application required by law or regulation, especially when a qualified plan or replacement is involved.
     o    Your agent must be both properly licensed and appointed with us.

     Premium Requirements
     Your premium checks should be made payable to "Ameritas Life Insurance Corp. of New York." We may postpone crediting any payment made by check to your Policy value until the check has been honored by your bank. Payment by certified check, banker's draft, or cashier's check will be promptly applied. Under our electronic fund transfer program, you may select a monthly payment schedule for us to automatically deduct premiums from your bank account or other sources. Total premiums for all annuities held with us for the same Annuitant or Owner may not exceed $1 million without our consent.

                                     - 20 -
Ameritas Life of NY OVERTURE ANNUITY III-Plus

     Initial Premium
     ---------------
     o    The only premium required. All others are optional.
     o Must be at least $2,000. We have the right to change these premium requirements, and to accept a smaller initial premium if payments are established as part of a regularly billed program (electronic funds transfer, payroll deduction, etc.) or as part of a tax-qualified plan.

     Additional Premiums
     -------------------
     o Must be at least $500; $50 if payments are established as part of a regularly billed program (electronic funds transfer, payroll deduction, etc.) or a tax-qualified plan. We have the right to change these premium requirements.
     o    Will not be accepted, without our approval, on or after the later of
          (i) the Policy Anniversary following your or the Annuitant's 85th birthday or (ii) the Annuity Date.

     Allocating Your Premiums
     You may allocate your premiums among the variable investment options and the Fixed Account fixed interest rate option. Initial allocations in your Policy application will be used for additional premiums until you change your allocation.

     o    Allocations must be in whole percentages, and total 100%.
     o You may change your allocation by sending us Written Notice or through an authorized telephone transaction. The change will apply to premiums received on or after the date we receive your Written Notice or authorized telephone transaction.
     o All premiums will be allocated pursuant to your instructions on record with us, except your initial premium and any additional premiums received during your Policy's "right to examine" period may be subject to special requirements.

     "Right to Examine" Period Allocations
     -------------------------------------
     Return of Value State. Because New York permits us to refund your Policy value upon your cancellation of the Policy during the "right to examine" period, we will allocate your initial premium to your selected variable investment options on the date of issue of the Policy.

     IRA Plan Policies. If your Policy is issued as an IRA plan, we will hold the portion of your initial premium allocated to the Separate Account in the Money Market Subaccount for 13 days. Then, we will invest your initial premium in the variable investment options pursuant to your application instruction. (Any additional premium we receive during the "right to examine" period plus 3 days will be allocated in the same manner.) If, at the end of the right to examine period, you decide to cancel your Policy, we will refund the greater of the Policy value or premiums paid.

     YOUR POLICY VALUE

     On your Policy's date of issue, the Policy value equals the initial premium less any charge for applicable premium taxes. On any Business Day thereafter, the Policy value equals the sum of the values in the Separate Account variable investment options and the Fixed Account. The Policy value is expected to change from day to day, reflecting the expenses and investment experience of the selected variable investment options (and interest earned in the Fixed Account options) as well as the deductions for charges under the Policy.

o    Separate Account Value
     Premiums or transfers allocated to Subaccounts are accounted for in Accumulation Units. The Policy value held in the Separate Account Subaccounts on any Business Day is determined by multiplying each Subaccount's Accumulation Unit value by the number of Subaccount units allocated to the Policy. Each Subaccount's Accumulation Unit value is calculated at the end of each Business Day as follows:
     (a) the per share net asset value of the Subaccount's underlying portfolio as of the end of the current Business Day plus any dividend or capital gain distribution declared and unpaid by the underlying portfolio during that Business Day, times the number of shares held by the Subaccount, before the purchase or redemption of any shares on that date; minus
     (b)  the daily administrative expense fee; minus
     (c) the daily mortality and expense risk charge; and this result divided by
     (d) the total number of Accumulation Units held in the Subaccount on the Business Day before the purchase or redemption of any Accumulation Units on that day.

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     When transactions are made to or from a Subaccount, the actual dollar amounts are converted to Accumulation Units. The number of Accumulation Units for a transaction is equal to the dollar amount of the transaction divided by the Accumulation Unit value on the Business Day the transaction is made.

     An investment in money market funds is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the funds will be able to maintain a stable net asset value of $1.00 per share.

o    Fixed Account Value
     The Policy value of the Fixed Account on any Business Day equals:
     (a) the Policy value of the Fixed Account at the end of the preceding Policy month; plus
     (b) any net premiums credited since the end of the previous Policy month; plus
     (c) any transfers from the Subaccounts credited to the Fixed Account since the end of the previous Policy month; minus
     (d) any transfers and transfer fee from the Fixed Account to the Subaccounts since the end of the previous Policy month; minus
     (e) any partial withdrawal and withdrawal charge taken from the Fixed Account since the end of the previous Policy month; minus
     (f) the Fixed Account's share of the annual Policy fee on the Policy Anniversary; minus
     (g)  the Fixed Account's share of charges for any optional features; plus
     (h)  interest credited on the Fixed Account balance.


     TELEPHONE TRANSACTIONS

Telephone Transactions Permitted
o    Transfers among investment options.
o    Establish systematic transfer programs.
o    Change of premium allocations.

How to Authorize Telephone Transactions
o Upon your authorization on the Policy application or in Written Notice to us, you, your registered representative or a third person named by you may do telephone transactions on your behalf. You bear the risk of the accuracy of any designated person's instructions to us.

Telephone Transaction Rules:
o Must be received by close of the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time); if later, the transaction will be processed the next day the NYSE is open.
o    Calls will be recorded for your protection.
o For security, you or your authorized designee must provide your Social Security number and/or other identification information.
o    May be discontinued at any time as to some or all Owners.

We are not liable for following telephone transaction instructions we reasonably believe to be genuine.

     DELAY OF PAYMENTS

     We will usually pay any amounts requested as a full surrender or partial withdrawal from the Separate Account within 7 days after we receive your Written Notice. We can postpone such payments or any transfers out of a Subaccount if:
(i) the NYSE is closed for other than customary weekend and holiday closings;
(ii) trading on the NYSE is restricted; (iii) an emergency exists as determined by the SEC, as a result of which it is not reasonably practical to dispose of securities, or not reasonably practical to determine the value of the net assets of the Separate Account; or (iv) the SEC permits delay for the protection of security holders. The applicable rules of the SEC will govern as to whether the conditions in (iii) or (iv) exist.

     We may defer payments of full surrender or partial withdrawals from the Fixed Account for up to 6 months from the date we receive your Written Notice.

     BENEFICIARY

     You may change Policy beneficiary(ies) (Owner's Beneficiary and Annuitant's Beneficiary) by sending Written Notice to us, unless the named beneficiary is irrevocable. Once we record and acknowledge the change, it is effective as of the date you signed the Written Notice. The change will not apply to any payments made or other

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action taken by us before recording. If the named beneficiary is irrevocable you may change the named beneficiary only by Written Notice signed by both you and the beneficiary. If more than one named beneficiary is designated, and you fail to specify their interest, they will share equally.

     If there are joint Owners, the surviving joint Owner will be deemed the Owner's Beneficiary, and the Owner's Beneficiary named in the Policy application or subsequently changed will be deemed the contingent Owner's Beneficiary. If both joint Owners die simultaneously, any death benefit payable because of an Owner's death will be paid to the contingent Owner's Beneficiary.

     If the Owner's Beneficiary is your surviving spouse, your spouse may elect either to receive the death benefit payable upon your death, in which case the Policy will terminate, or to continue the Policy in force with your spouse as Owner.

     If there is no named Owner's Beneficiary or Annuitant's Beneficiary, then you are or your estate is the Beneficiary until you name a new Beneficiary. If you have either a named Annuitant's Beneficiary or Owner's Beneficiary, but not both, we will presume you intend the named person(s) or legal entity to serve both beneficiary roles. (If the Owner and Annuitant is the same person, there is only a need to name an Annuitant's Beneficiary.)

     The Annuitant's Beneficiary receives the death benefit payable upon the Annuitant's death. The Owner's Beneficiary assumes ownership of the Policy upon the Owner's death, and also then receives distribution of Policy assets pursuant to federal tax requirements. (If the Owner and Annuitant is the same person, proceeds are paid to the Annuitant's Beneficiary.)


     MINOR OWNER OR BENEFICIARY

     A minor may not own the Policy solely in the minor's name and cannot receive payments directly as a Policy beneficiary. In most states parental status does not automatically give parents the power to provide an adequate release to us to make beneficiary payments to the parent for the minor's benefit. A minor can "own" a Policy through the trustee of a trust established for the minor's benefit, or through the minor's named and court appointed guardian, who owns the Policy in his or her capacity as trustee or guardian. Where a minor is a named beneficiary, we are able to pay the minor's beneficiary payments to the minor's trustee or guardian. Some states allow us to make such payments up to a limited amount directly to parents. Parents seeking to have a minor's interest made payable to them for the minor's benefit are encouraged to check with their local court to determine the process to be appointed as the minor's guardian; it is often a very simple process that can be accomplished without the assistance of an attorney. If there is no adult representative able to give us an adequate release for payment of the minor's beneficiary interest, we will retain the minor's interest on deposit until the minor attains the age of majority.


     POLICY CHANGES

     Any change to your Policy is only effective if on a form acceptable to us, and then only once it is received at our Service Office and recorded on our records. Information on how to contact us to determine what information is needed and where you can get various forms for Policy changes is shown on this Prospectus' first two pages and last page.

     POLICY TERMINATION

     We may treat any partial withdrawal that leaves a Policy value of less than $1,000 as a complete surrender of the Policy. See this prospectus' POLICY
DISTRIBUTIONS: Withdrawals section for more information.

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     x OPTIONAL FEATURES

     This Policy allows you the opportunity to select, and pay for an optional feature. This optional feature is currently only available at Policy issue, and is only available if you and the Annuitant are then not older than age 70. The optional feature is principally described in the prospectus section noted below:

Optional Feature                          Prospectus Section Where It Is Covered
----------------                          --------------------------------------
x  Optional Guaranteed Minimum            POLICY DISTRIBUTIONS:  Death Benefits
   Death Benefit features

Charges for the optional feature are shown in this prospectus' CHARGES section.

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POLICY DISTRIBUTIONS          ( x = Optional Feature)
--------------------------------------------------------------------------------
     There are several ways to take all or part of your investment out of your Policy, both before and after the Annuity Date. Tax penalties and withdrawal charges may apply to amounts taken out of your Policy before the Annuity Date. Your Policy also provides a death benefit (including, for an additional charge, an optional feature guaranteed minimum death benefit) that may be paid upon your death prior to the Annuity Date. All or part of a death benefit may be taxable.

     WITHDRAWALS

     You may withdraw, by Written Notice, all or part of your Policy's Cash Surrender Value prior to the Annuity Date. Amounts withdrawn (except for "free" partial withdrawals, described below) are subject to a withdrawal charge. Following a full surrender of the Policy, or at any time the Policy value is zero, all your rights in the Policy end. Total surrender requires you to return your Policy to us.

Withdrawals may be subject to:
     - Income Tax
     - Penalty Tax
     - Withdrawal Charge
Even so called "free" withdrawals may be subject to the tax charges.

     Earnings are deemed to be withdrawn before any premium. This means that there may be no withdrawal charge if the amount of the withdrawal is less than or equal to the current market value of (i) earnings and (ii) premiums received at least 8 years prior to the withdrawal (the number of years in the withdrawal charge period) and not considered having been previously withdrawn. There also may be no withdrawal charge if the amount withdrawn is less than the "free" withdrawal amount permitted under the Policy. Of premium considered withdrawn, the oldest premium is considered withdrawn first, the next oldest premium is considered withdrawn next, and so on (a "first-in, first-out" procedure). (This is different than taxation order, which generally considers the last premium withdrawn first - a "last-in, first-out" procedure.)

     Withdrawal Rules
     - Withdrawals must be by Written Notice. A request for a systematic withdrawal plan must be on our form and must specify a date for the first payment, which must be the 1st through the 28th day of the month. Minimum withdrawal is $250.
     - We may treat any partial withdrawal that leaves a Policy value of less than $1,000 as a complete surrender of the Policy.
     - Withdrawal results in cancellation of Accumulation Units from each applicable Subaccount and deduction of Policy value from any Fixed Account option. If you do not specify which investment option(s) from which to take the withdrawal, it will be taken from each investment option in the proportion that the Policy value in each investment option bears to the total Policy value.
     - The total amount paid to you upon total surrender of the Policy (taking any prior partial withdrawals into account) may be less than the total premiums made, because we will deduct any charges owed but not yet paid (including withdrawal charges), and because you bear the investment risk for all amounts you allocate to the Separate Account.
     - Unless you give us Written Notice not to withhold taxes from a withdrawal, we must withhold 10% of the taxable amount withdrawn to be paid as a federal tax, as well as any amounts required by state laws to be withheld for state income taxes.

     Ameritas Life of NY and the Separate Account will allow facsimile request forms and signatures to be used for the purpose of a "Written Notice" authorizing withdrawals from your Policy. You may complete and execute a withdrawal form and send it to our Service Center fax number, 402-467-7335. We offer this method of withdrawal as a service to meet your needs when turnaround time is critical. However, by not requiring an original signature there is a greater possibility that unauthorized persons can manipulate your signature and make changes on your Policy (including withdrawals) without your knowledge.

     Systematic Withdrawal Plan
     The systematic withdrawal plan allows you to automatically withdraw payments of a pre-determined dollar amount or fixed percentage of Policy value from a specified investment option monthly, quarterly, semi-annually or annually. We can support and encourage your use of electronic fund transfer of systematic withdrawal plan payments to an account of yours that you specify to us. The fixed dollar amount of systematic withdrawals may be calculated in support of Internal Revenue Service minimum distribution requirements over the lifetime of the Annuitant. No systematic withdrawal may be established after the 28th of each month. Although this plan mimics annuity payments, each distribution is a withdrawal that may be taxable and subject to the charges and expenses described above; you may wish to consult a tax advisor before requesting this plan.

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o    "Free" Withdrawal Feature
     Each Policy Year, you may withdraw up to the greater of Policy earnings or 10% of your Policy value without deduction of a withdrawal charge. The 10% amount is determined at the time the withdrawal is made and is reduced by all prior free withdrawals in that Policy Year. If you do not withdraw the 10% amount in a Policy Year, you may not carry forward the unused "free" withdrawal amount into the next Policy Year.

     LOANS (403(b) PLANS ONLY)

     Loans are only available if your Policy is a Tax Sheltered Annuity (sometimes called a "TSA" or "403(b) plan") under federal tax law and your Policy value is at least $5,000. We do not charge any loan fee. These Owners can take loans from the Policy value beginning one year after the Policy is issued up to the Annuity Date, and cannot take out more than one loan each Policy year. Loans are subject to the terms of the Policy, the plan, and federal tax law. We reserve the right to modify the terms of a loan to comply with changes in applicable law, or to reject any loan request if we believe it may violate the terms of the plan or applicable law. (We are not responsible for compliance of a loan request with plan requirements.)

     Minimum and Maximum Loan Amounts
     Minimum - $1,000. Each loan must individually satisfy this minimum amount. Maximum - We will calculate the maximum nontaxable loan amount based upon information provided by the plan participant or the employer. Loans may be taxable if a participant has additional loans from other plans. The total of all your outstanding TSA loans must not exceed the lesser of (i) $50,000 reduced by the highest outstanding balance owned during the previous 12 months, or (ii) 50% of your Policy value.

     How Loans are Processed
     All loans are made from our general account. We transfer Policy value to our general account as security for the loan. The transfer is made in proportion to assets in and among the Subaccounts and in the Fixed Account, unless you give us different allocation instructions. No withdrawal charge is levied upon Policy value transfers related to loan processing. We are usually able to process a loan request within 7 Business Days.

     Loan Interest
     Interest rate charged on loan balance: currently 4.5% effective annual rate; guaranteed maximum rate 5%.
     Interest rate credited to loan balance: 3%.
Specific loan terms are disclosed at the time of loan application or issuance.

     Loan Repayment
     Loans must be repaid within 5 years, or 20 years if the loan is used to purchase your principal residence. Loan repayments must be identified as such; if they are not, we will treat them as additional premium payments and they will not reduce the outstanding loan. Loan repayments must be substantially level and made at least quarterly. Loan repayments will consist of principal and interest in amounts set forth in the loan agreement. Repayments are allocated to the Subaccounts and Fixed Account pursuant to your then current investment option allocation instructions. Any repayment due under the loan that is unpaid for 90 days will cause the loan balance to become immediately due without notice. The loan will then be treated as a deemed Policy distribution and reported as income to be taxed to the Owner.

     Policy Distributions, including Annuity Income Payments
     While a loan is outstanding, any Policy distributions made, including annuity income payments, will be reduced by the amount of the outstanding loan plus accrued interest.

     Transferring the Policy
     We reserve the right to restrict any transfer of the Policy while a loan is outstanding.

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DEATH BENEFITS

o    Annuitant's Death Benefit
     We will pay the Annuitant's death benefit after we receive Due Proof of Death of the last Annuitant's death or as soon thereafter as we have sufficient information about the Annuitant's Beneficiary to make the payment. Death benefits may be paid pursuant to an annuity income option to the extent allowed by applicable law and any settlement agreement in effect at the Annuitant's death. If the Annuitant's Beneficiary does not make an annuity income option election within 60 days of our receipt of Due Proof of Death, we will issue a lump-sum payment to the Annuitant's Beneficiary.

An Annuitant's death benefit is payable upon:
     - Your Policy being in force;
     - Receipt of Due Proof of Death of the Annuitant's death;
     - Election of an annuity income option; and
     - Proof that the Annuitant died before any annuity payments begin.
"Due Proof of Death" is a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by the attending physician, or any other proof satisfactory to us.

     We will deduct any applicable premium tax not previously deducted from the death benefit payable.

     Until we receive satisfactory proof of death and instructions, in the proper form, from your beneficiaries, your Policy will remain allocated to the Subaccounts you chose, so the amount of the death benefit will reflect the investment performance of those Subaccounts during this period. If your Policy has multiple beneficiaries, we will calculate and pay each beneficiary's share of the death benefit proceeds once we receive satisfactory proof of death and when we receive instructions, in proper form, from that beneficiary. The death benefit proceeds still remaining to be paid to other beneficiaries will remain allocated to and continue to fluctuate with the investment performance of the Subaccounts you chose, until each beneficiary has provided us instructions in the proper form.

     In most cases, when death benefit proceeds are paid in a lump sum, we will pay the death benefit proceeds by establishing an interest bearing account for the beneficiary, in the amount of the death benefit proceeds payable. The same interest rate schedule and other account terms will apply to all beneficiary accounts in place at any given time. We will send the beneficiary a checkbook within 7 days after we receive all the required documents, and the beneficiary will have immediate access to the account simply by writing a check for all or any part of the amount of the death benefit proceeds payable. The account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the general account.

     Standard Annuitant's Death Benefit
     Upon the last surviving Annuitant's death before the Annuity Date, the Policy will end, and we will pay a death benefit to the named Annuitant's Beneficiary. The death benefit equals the larger of:
     - your Policy value (without deduction of the withdrawal charge), less any charge for applicable premium taxes, on the later of the date we receive Due Proof of Death or an annuity payout option election; or
     -    the sum of net premiums, less partial withdrawals.

     If you, a joint Owner, or the last surviving Annuitant dies on or after the Annuity Date and before all proceeds have been paid, no death benefit is payable, but any remaining proceeds will be paid to the designated annuity benefit payee based on the annuity income option in effect at the time of death.

     x  Optional "Periodic Step-Up" Guaranteed Minimum Death Benefit Feature
     You may elect an optional Guaranteed Minimum Death Benefit feature, for a charge deducted monthly from Policy value allocated to the Subaccounts equal to a current annual charge of 0.25% of that value (guaranteed to not exceed 0.55%). Your election must be made when the Policy is issued, and only if you and the Annuitant are then not older than age 70. Your election cannot be changed or revoked. This feature ends at the Annuitant's age 85. This optional feature provides the opportunity to enhance the Policy's death benefit if Subaccount underlying portfolios should sharply decrease in value. See this prospectus' CHARGES and CHARGES EXPLAINED sections for more information on the charge for this optional feature.

     At Policy issue, the guaranteed minimum death benefit amount is the amount of the initial premium. Thereafter, the guaranteed minimum death benefit amount for a given Policy Year is equal to the greatest of:
     (a) the Policy value at the time Due Proof of Death for the last surviving Annuitant is received,
     (b)  the sum of premiums paid less withdrawals, or
     (c) the Annuitant's death benefit on the Policy Anniversary when the most recent death benefit "step-up" occurred.

The "step-up" interval is each Policy Anniversary. For the Annuitant's attained ages 80-85, the guaranteed minimum death benefit amount is the guaranteed minimum death benefit on the Annuitant's 80th birthday adjusted

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by adding subsequent premiums paid and subtracting withdrawals made. After the
Annuitant's 85th birthday, the guaranteed minimum death benefit is $0, so that the Annuitant's death benefit is just the standard death benefit available under the Policy.

o    IRS Required Distribution Upon Death of Owner
     Upon the Owner's death, the Owner's Beneficiary becomes the new Policy Owner and can determine how to distribute Policy value pursuant to IRS requirements. Until a distribution election is made, the Owner's Beneficiary controls Policy value (right to make transfers, etc.). Federal law requires that if your Policy is tax non-qualified and you, the Owner, die before the Annuity Date, then the entire value of your Policy must be distributed within 5 years of your death. The amount we will pay is your Policy's Cash Surrender Value. The 5-year rule does not apply to that portion of the proceeds which (a) is for the benefit of an individual Owner's Beneficiary; and (b) will be paid over the lifetime or the life expectancy of that Owner's Beneficiary as long as payments begin not later than one year after the date of your death. Special rules may apply to your surviving spouse. The Statement of Additional Information has a more detailed description of these rules. Other required distribution rules apply to tax-qualified Policies and are described in this prospectus' Appendix B.

     If an Owner of the Policy is a corporation, trust or other non-individual, we treat the primary Annuitant as an Owner for purposes of the IRS required distribution. The "primary Annuitant" is that individual whose life affects the timing or the amount of any death benefit paid under the Policy. A change in the primary Annuitant will be treated as the death of an Owner.

     Any IRS required distributions made upon the Owner's death while withdrawal charges apply will incur a withdrawal charge. The withdrawal charge will be deducted from the amount of each payment made.

     ANNUITY INCOME BENEFITS

     A primary function of an annuity contract, like this Policy, is to provide annuity payments to the Annuitant. The level of annuity payments is determined by your Policy value, the Annuitant's sex (except where prohibited by law) and age, and the annuity income option selected. All or part of your Policy Cash Surrender Value may be placed under one or more annuity income options.

Annuity payments:
?     require investments to be allocated to our general account, so are not variable.
?     may be subject to a withdrawal charge.
?     may be taxable and, if premature, subject to a tax penalty.

     Annuity payments may be subject to a withdrawal charge. A withdrawal charge is not applied to Policy value placed under any annuity income option involving life contingencies (Option 4 or 5) at least two years after the last premium payment. If premiums have been paid within two years of annuitization involving life contingencies, the withdrawal charge will be based only on those premiums.

     Annuity payments must be made to individuals receiving payments on their own behalf, unless otherwise agreed to by us. Any annuity income option is only effective once we acknowledge it. We may require initial and ongoing proof of the Owner's or Annuitant's age or survival. Unless you specify otherwise, the payee is the Annuitant.

     Payments under the annuity income options are fixed annuity payments based on a fixed rate of interest at or higher than the minimum effective annual rate which is guaranteed to yield 3% on an annual basis. We have sole discretion whether or not to pay a higher interest rate for annuity income options 1, 2, or 3 (see below). Current immediate annuity rates for options 4 or 5 for the same class of annuities are used if higher than the guaranteed amounts (guaranteed amounts are based upon the tables contained in the Policy). The guaranteed amounts are based on the 1983 Table "a" Individual Annuity Table projected 17 years, and an interest rate which is guaranteed to yield 3% on an annual basis. Current interest rates, and further information, may be obtained from us. The amount of each fixed annuity payment is set and begins on the Annuity Date, and does not change.

     When Annuity Income Payments Begin
     You select the Annuity Date by completing an election form that you can request from us at any time. This date may not be any earlier than the fifth Policy anniversary, nor later than the Annuitant's 90th birthday. If you do not specify a date, the Annuity Date will be the later of the Policy Anniversary nearest the Annuitant's 85th birthday or the fifth Policy Anniversary. Tax-qualified Policies may require an earlier Annuity Date. You may change this date by sending Written Notice for our receipt at least 30 days before the then current Annuity Date.

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     Selecting an Annuity Income Option
     You choose the annuity income option by completing an election form that you can request from us at any time. You may change your selection during your life by sending Written Notice for our receipt at least 30 days before the date annuity payments are scheduled to begin. If no selection is made by then, we will apply the Policy Cash Surrender Value to make annuity payments under annuity income option 4 providing lifetime income payments.

The longer the guaranteed or projected annuity income option period, the lower the amount of each annuity payment.

     If you die before the Annuity Date (and the Policy is in force), your beneficiary may elect to receive the death benefit under one of the annuity income options (unless applicable law or a settlement agreement dictate otherwise).

     Annuity Income Options
     Once fixed annuity payments under an annuity income option begin, they cannot be changed. (We may allow the beneficiary to transfer amounts applied under options 1, 2 or 3 to option 4, 5 or 6 after the Annuity Date. However, we reserve the right to discontinue this practice.) When the Annuitant dies, we will pay any unpaid guaranteed payments to the payee's beneficiary. Upon the last payee's death, we will pay any unpaid guaranteed payments to that payee's estate.

     Note: If you elect an annuity income option solely dependent upon the Annuitant's survival (Option 4 or 5), it is possible that only one annuity payment would be made under the annuity payout option if the Annuitant dies before the due date of the second annuity payment, only two annuity payments would be made if the Annuitant died before the due date of the third annuity payment, etc. This would not happen if you elect an annuity income option guaranteeing either the amount or duration of payments, or just paying interest (options 1, 2 or 3).

     Part or all of any annuity payment may be taxable as ordinary income. If, at the time annuity payments begin, you have not given us Written Notice to not withhold federal income taxes, we must by law withhold such taxes from the taxable portion of each annuity payment and remit it to the Internal Revenue Service. (Withholding is mandatory for certain tax-qualified Policies.)

     We may pay your Policy proceeds to you in one sum if they are less than $1,000, or when the annuity income option chosen would result in periodic payments of less than $20. If any annuity payment would be or becomes less than $20, we also have the right to change the frequency of payments to an interval that will result in payments of at least $20. In no event will we make payments under an annuity option less frequently than annually.

     The annuity income options are:

(1) Interest Payment. While proceeds remain on deposit, we annually credit interest to the proceeds. The interest may be paid to the payee or added to the amount on deposit.
(2) Designated Amount Annuity. Proceeds are paid in monthly installments of a specified amount over at least a 5-year period until proceeds, with interest, have been fully paid.
(3) Designated Period Annuity. Proceeds are paid in monthly installments for the specified period chosen. Monthly incomes for each $1,000 of proceeds, which include interest, are illustrated by a table in the Policy.
(4) Lifetime Income Annuity. Proceeds are paid as monthly income during the Annuitant's life. Variations provide for guaranteed payments for a period of time.
(5) Joint and Last Survivor. Lifetime Income Annuity. Proceeds are paid as monthly income during the joint Annuitants' lives and until the last of them dies.
(6)  Lump Sum. Proceeds are paid in one sum.

                                     - 32 -
Ameritas Life of NY OVERTURE ANNUITY III-Plus

FEDERAL INCOME TAX MATTERS
--------------------------------------------------------------------------------
     This discussion of how federal income tax laws may affect investment in your variable annuity is based on our understanding of current laws as interpreted by the Internal Revenue Service ("IRS"). It is NOT intended as tax advice. All information is subject to change without notice. We make no attempt to review any state or local laws, or to address estate or inheritance laws or other tax consequences of annuity ownership or receipt of distributions. You should consult a competent tax adviser to learn how tax laws apply to your annuity interests.

     Section 72 of the Internal Revenue Code of 1986, as amended, (the "Code") governs taxation of annuities in general and Code Section 817 provides rules regarding the tax treatment of variable annuities. Other Code sections may also impact taxation of your variable annuity investment and/or earnings.

o    Tax Deferrals During Accumulation Period

     An important feature of variable annuities is tax-deferred treatment of earnings during the accumulation phase. An individual Owner is not taxed on increases in the value of a Policy until a withdrawal occurs, either in the form of a non-periodic payment or as annuity payments under the settlement option selected.

o    Taxation of Withdrawals
     Withdrawals are included in gross income to the extent of any allocable income. Any amount in excess of the investment in the Policy is allocable to income. Accordingly, withdrawals are treated as coming first from the earnings, then, only after the income portion is exhausted, as coming from principal.

     If you make a withdrawal, not only is the income portion of such a distribution subject to federal income taxation, but a 10% penalty may apply. However, the penalty does not apply to distributions:
     o    after the taxpayer reaches age 59 1/2;
     o    upon the death of the Owner;
     o    if the taxpayer is defined as totally disabled;
     o as periodic withdrawals that are a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and the beneficiary;
     o    under an immediate annuity; or
     o    under certain other limited circumstances.

o    Taxation of Annuity Payments
     Earnings from a variable annuity are taxable only upon withdrawal and are treated as ordinary income. Generally, the Code provides for the return of your investment in an annuity policy in equal tax-free amounts over the annuity payout period. Fixed annuity payment amounts may be excluded from taxable income based on the ratio of the investment in the Policy to the total expected value of annuity payments. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Policy by the total number of expected payments. The balance of each payment is taxable income. After you recover your investment in the Policy, any payment you receive is fully taxable. (If a variable payment is less than the excludable amount you should contact your tax adviser to determine how to report any investment not recovered.) The taxable portion of any annuity payment is taxed at ordinary income tax rates.

o    Taxation of Death Proceeds
     A death benefit paid under the Policy may be taxable income to the beneficiary. The rules on taxation of an annuity apply. Estate taxes may also apply to your estate, even if all or a portion of the benefit is subject to federal income taxes. To be treated as an annuity, a Policy must provide that:
(1) if an Owner dies: (a) on or after the annuity starting date, and (b) before the entire interest in the Policy is distributed, the balance will be distributed at least as rapidly as under the method being used at the date of death, and (2) if the Owner dies before the annuity starting date, the entire interest must be distributed within five years of death. However, if an individual is designated as beneficiary, they may take distribution over their life expectancy. If distributed in a lump sum, the death benefit amount is taxed in the same manner as a full withdrawal. If the beneficiary is the surviving spouse of the Owner, it is possible to continue deferring taxes on the accrued and future income of the Policy until payments are made to the surviving spouse.

                                     - 33 -
Ameritas Life of NY OVERTURE ANNUITY III-Plus

o    Tax Treatment of Assignments and Transfers
     An assignment or pledge of an annuity Policy is treated as a withdrawal. Also, the Code (particularly for tax-qualified plans) and ERISA in some circumstances prohibit such transactions, subjecting them to income tax and additional excise tax. Therefore, you should consult a competent tax adviser if you wish to assign or pledge your Policy.

o    Tax Treatments by Type of Owner
     A Policy held by an entity other than a natural person, such as a corporation, estate or trust, usually is not treated as an annuity for federal income tax purposes unless annuity payments start within a year. The income on such a Policy is taxable in the year received or accrued by the Owner. However, this rule does not apply if the Owner is acting as an agent for an individual or is an estate that acquired the Policy as a result of the death of the decedent. Nor does it apply if the Policy is held by certain qualified plans, is held pursuant to a qualified funding trust (structured settlement plan), or if an employer purchased the Policy under a terminated qualified plan. You should consult your tax adviser before purchasing a Policy to be owned by a non-natural person.

o    Annuity Used to Fund Qualified Plan
     The Policy is designed for use with various qualified plans including:
     o    Tax Sheltered Annuities, Code Section 403(b);
     o    Individual Retirement Annuities (IRAs), Code Section 408(b);
     o    Simplified Employee Pension (SEP IRA), Code Section 408(k);
     o    Savings Incentive Match Plans for Employees (SIMPLE IRA), Code
          Section 408(p); and
     o    Roth IRAs, Code Section 408A.

     The Policy will not provide additional tax deferral benefits if it is used to fund a qualified plan. However, Policy features and benefits other than tax deferral may make it an appropriate investment for a qualified plan. You should review the annuity features, including all benefits and expenses, prior to purchasing a variable annuity. Tax rules for qualified plans are very complex and vary according to the type and terms of the plan, as well as individual facts and circumstances. Each purchaser should obtain advice from a competent tax adviser prior to purchasing a Policy issued under a qualified plan.

     The Company reserves the right to limit the availability of the Policy for use with any of the plans listed above or to modify the Policy to conform to tax requirements. Some retirement plans are subject to requirements that we have not incorporated into our administrative procedures. Unless we specifically consent, we are not bound by plan requirements to the extent that they conflict with the terms of the Policy.

     On July 26, 2007, the Internal Revenue Service ("IRS") published new regulations for tax sheltered annuity contracts under Internal Revenue Code
Section 403(b). While most of these provisions became effective January 1, 2009, the new regulations on tax-free exchanges of contracts became effective September 24, 2007. The new 403(b) regulations allow for the exchange of annuity contracts if the plan sponsor (employer) and the contract provider (insurance company) agree to share certain information. This contrasts with prior rules, when a contract Owner (employee) and the insurer(s) could complete an exchange without directly involving the plan sponsor.

     We will follow the IRS Regulations to help assure that the steps we and your plan sponsors take will maintain the tax-deferred nature of your 403(b) contract. Our Service Center is available to assist you with any of your contract needs.

o    Tax Impact on Account Value
     Certain Policy credits are treated as taxable "earnings" and not "investments" for tax purposes. Taxable earnings are considered paid out first, followed by the return of your premiums (investment amounts).

                                     - 34 -
Ameritas Life of NY OVERTURE ANNUITY III-Plus

MISCELLANEOUS
--------------------------------------------------------------------------------

     ABOUT OUR COMPANY

     Ameritas Life Insurance Corp. of New York(SM) issues the Policy described in this prospectus and is responsible for providing each Policy's insurance and annuity benefits. We are a stock life insurance company organized under the insurance laws of the State of New York in 1993. On October 1, 2011 we changed our name from First Ameritas Life Insurance Corp. of New York(R) to Ameritas Life Insurance Corp. of New York(SM). We are an indirect wholly-owned subsidiary of UNIFI (R) Mutual Holding Company. Our home office address is 1350 Broadway, Suite 2201, New, York, New York 10018 and our Service Office address is 5900 "O" Street, Lincoln, Nebraska, 68510. (See page 1, 2, or the last page of this prospectus for information on how to contact us.)

     We are engaged in the business of issuing life insurance and annuities, group dental, eye care and hearing care insurance, retirement plans and 401(k) plans. The UNIFI (R) Companies are a diversified family of financial services businesses offering the above-listed products and services as well as mutual funds and other investments, financial planning, banking, and public financing.

     Ameritas Life Insurance Corp. of New York SM relies on the exemption provided by Rule 12h-7 to file reports under the Securities Exchange Act of 1934.

                                     - 35 -
Ameritas Life of NY OVERTURE ANNUITY III-Plus

     Distribution of the Policies

     Ameritas Investment Corp. ("AIC"), 5900 "O" Street, Lincoln, Nebraska 68510, is the principal underwriter of the Policies. AIC is a direct majority-owned subsidiary of our parent, Ameritas Life Insurance Corp. AIC enters into contracts with various broker-dealers ("Distributors") to distribute Policies. All persons selling the Policy were registered representatives of the Distributors, and will also be licensed as insurance agents to sell variable insurance products. AIC is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). Commissions paid to all distributors may be up to a total of 7% of premiums. These distribution expenses do not result in any additional charges under the Policy other than those described in this prospectus' CHARGES EXPLAINED section.

     Voting Rights

     As a Policy Owner, you may have voting rights in the portfolios whose shares underlie the Subaccounts in which you are invested. You will receive proxy material, reports, and other materials relating to each underlying portfolio in which you have voting rights. If you send us written voting instructions, we will follow your instructions in voting the portfolio shares attributable to your Policy. If you do not send us written instructions, we will vote the shares attributable to your Policy in the same proportions as we vote the shares for which we have received instructions from other Policy Owners. We will vote shares that we hold in the same proportions as we vote the shares for which we have received instructions from other Policy Owners. It is possible that a small number of Policy Owners can determine the outcome of a voting proposal. The underlying portfolios may not hold routine annual shareholder meetings.

     Legal Proceedings

     As of the date of this prospectus, there are no proceedings affecting the Separate Account, or that are material in relation to our total assets.

                                     - 36 -
Ameritas Life of NY OVERTURE ANNUITY III-Plus

APPENDIX A: Accumulation Unit Values
--------------------------------------------------------------------------------
     The following table shows accumulation unit values ("AUVs") for the Subaccounts that fund obligations of Ameritas Life of NY Separate Account VA (the "Registrant") under variable annuity Policies offered by this prospectus. Overture Annuity III-Plus AUVs are shown as of the close of business each December 31, which marks the beginning and end of each fiscal period.

     The financial statements of the Subaccounts can be found in the Statement of Additional Information. (See the cover and back page to learn how to get a copy of the Statement of Additional Information.)

-------------------------------------------------------------------------------------------------------
FUND                                                     Value ($)   Value ($) at     Number (#) of
                                                           at         End of Year   Accumulation  Units
Subaccount Name                                         Inception    (December 31)    At End of Year
                                                  Year                                 (December 31)
------------------------------------------------- ---- ------------- -------------- -------------------
CALVERT VARIABLE PRODUCTS, INC.
------------------------------------------------- ---- ------------- -------------- -------------------
Calvert VP S&P MidCap 400 Index Portfolio         2010        63.050         68.390               0.000
(05/01/2010)                                      2011                       66.380               0.000
------------------------------------------------- ---- ------------- -------------- -------------------
CALVERT VARIABLE SERIES, INC.
------------------------------------------------- ---- ------------- -------------- -------------------
Calvert VP Money Market Portfolio                 2002                        1.002           58375.150
(01/01/2001)                                      2003                        0.998           58319.777
                                                  2004                        0.995             746.459
                                                  2005                        1.011            9011.640
                                                  2006                        1.045           12331.995
                                                  2007                        1.082            4802.505
                                                  2008                        1.099            7064.252
                                                  2009                        1.093            2010.794
                                                  2010                        1.079            1997.531
                                                  2011                        1.064            1985.089
------------------------------------------------- ---- ------------- -------------- -------------------
Calvert VP SRI Balanced Portfolio                 2002                        1.607           19681.834
(01/01/2001)                                      2003                        1.891           27352.510
                                                  2004                        2.018           11259.739
                                                  2005                        2.103           13091.852
                                                  2006                        2.256           15370.607
                                                  2007                        2.286            6483.741
                                                  2008                        1.548            7312.068
                                                  2009                        1.913            5075.478
                                                  2010                        2.114            5062.478
                                                  2011                        2.181            5050.017
------------------------------------------------- ---- ------------- -------------- -------------------
Calvert VP SRI Strategic Portfolio                2003        14.880         15.440               0.000
(11/01/2003)                                      2004                       16.550               0.000
                                                  2005                       17.800               0.000
                                                  2006                       21.010               0.000
                                                  2007                       20.550               0.000
                                                  2008                       11.600               0.000
                                                  2009                       16.450               0.000
                                                  2010                       18.120               0.000
                                                  2011                       15.710               0.000
------------------------------------------------- ---- ------------- -------------- -------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS
------------------------------------------------- ---- ------------- -------------- -------------------
Fidelity(R) VIP Contrafund(R) Portfolio,          2002                       17.950             245.481
Service Class  2 (01/01/2001)                     2003                       22.930             272.243
                                                  2004                       26.350              16.764
                                                  2005                       30.690               0.000
                                                  2006                       31.110               0.000
                                                  2007                       27.460               0.000
                                                  2008                       15.140               0.000
                                                  2009                       20.290               0.000
                                                  2010                       23.490               0.000
                                                  2011                       22.640               0.000
------------------------------------------------- ---- ------------- -------------- -------------------
Fidelity(R) VIP Equity-Income Portfolio,          2002                       17.810              93.725
 Service Class 2 (01/01/2001)                     2003                       22.828              92.275
                                                  2004                       25.042              90.996
                                                  2005                       26.063              89.753
                                                  2006                       30.834              88.597
                                                  2007                       30.797              87.559
                                                  2008                       17.362              86.461
                                                  2009                       22.231              85.016
                                                  2010                       25.186              83.891
                                                  2011                       24.998              82.833
------------------------------------------------- ---- ------------- -------------- -------------------

                                     - A:1 -
Ameritas Life of NY OVERTURE ANNUITY III-Plus           Accumulation Unit Values

-------------------------------------------------------------------------------------------------------
FUND                                                     Value ($)   Value ($) at     Number (#) of
                                                           at         End of Year   Accumulation  Units
Subaccount Name                                         Inception    (December 31)    At End of Year
                                                  Year                                 (December 31)
------------------------------------------------- ---- ------------- -------------- -------------------
Fidelity(R) VIP Growth Portfolio,                 2002                       23.210             166.657
Service Class 2 (01/01/2001)                      2003                       30.720             106.745
                                                  2004                       31.640               0.000
                                                  2005                       33.290               0.000
                                                  2006                       35.420               0.000
                                                  2007                       44.650               0.000
                                                  2008                       23.310               0.000
                                                  2009                       29.750               0.000
                                                  2010                       36.720               0.000
                                                  2011                       36.530               0.000
------------------------------------------------- ---- ------------- -------------- -------------------
Fidelity(R) VIP High Income Portfolio,            2002                        5.870             175.747
Service Class 2 (01/01/2001)                      2003                        6.870               0.000
                                                  2004                        6.910               0.000
                                                  2005                        6.080               0.000
                                                  2006                        6.250               0.000
                                                  2007                        5.880               0.000
                                                  2008                        3.890               0.000
                                                  2009                        5.180               0.000
                                                  2010                        5.450               0.000
                                                  2011                        5.260               0.000
------------------------------------------------- ---- ------------- -------------- -------------------
Fidelity(R) VIP Investment Grade Bond Portfolio,  2002                       13.417             675.629
Service Class 2 (01/01/2001)                      2003                       13.885             157.139
                                                  2004                       14.262             154.961
                                                  2005                       14.330             152.843
                                                  2006                       14.717             150.875
                                                  2007                       15.100             149.106
                                                  2008                       14.369             147.237
                                                  2009                       16.363             144.776
                                                  2010                       17.357             142.860
                                                  2011                       18.321             141.059
------------------------------------------------- ---- ------------- -------------- -------------------
Fidelity(R) VIP Overseas Portfolio,               2002                       10.900             165.117
Service Class 2 (01/01/2001)                      2003                       15.500             135.137
                                                  2004                       17.390              28.920
                                                  2005                       20.440               0.000
                                                  2006                       23.750               0.000
                                                  2007                       25.120               0.000
                                                  2008                       12.070               0.000
                                                  2009                       14.920               0.000
                                                  2010                       16.620               0.000
                                                  2011                       13.520               0.000
------------------------------------------------- ---- ------------- -------------- -------------------
THIRD AVENUE VARIABLE SERIES TRUST
------------------------------------------------- ---- ------------- -------------- -------------------
Third Avenue Value Portfolio (05/01/2002)         2002        18.160         14.990               0.000
                                                  2003                       20.960             228.966
                                                  2004                       24.730             199.043
                                                  2005                       28.375             229.819
                                                  2006                       32.403             253.033
                                                  2007                       25.920               0.000
                                                  2008                       12.010               0.000
                                                  2009                       13.530               0.000
                                                  2010                       14.790               0.000
                                                  2011                       11.420               0.000
------------------------------------------------- ---- ------------- -------------- -------------------

                                     - A:2 -
Ameritas Life of NY OVERTURE ANNUITY III-Plus           Accumulation Unit Values

                                     - A:3 -
Ameritas Life of NY OVERTURE ANNUITY III-Plus           Accumulation Unit Values

                                     - A:4 -
Ameritas Life of NY OVERTURE ANNUITY III-Plus           Accumulation Unit Values

APPENDIX B: Tax-Qualified Plan Disclosures
--------------------------------------------------------------------------------

Disclosure Summary for IRA, SEP IRA, SIMPLE IRA, and Roth IRA plans.....Page B:1
Disclosure Summary for 403(b) Tax Sheltered Annuity plan................Page B:7

--------------------------------------------------------------------------------
                                             For annuity policies issued as a:
DISCLOSURE SUMMARY                                        o  Regular IRA
                                                          o  SEP IRA
AMERITAS LIFE INSURANCE CORP. OF NEW YORK(SM)             o  SIMPLE IRA
                                                          o  Roth IRA
--------------------------------------------------------------------------------

The Internal Revenue Service (IRS) requires us to provide you this disclosure statement. This Disclosure Statement explains the rules governing your Individual Retirement Account (IRA). The disclosure reflects our current understanding of the law, but for personal tax advice you should consult a lawyer or other licensed tax expert to learn how the applicable tax laws apply to your situation. This Disclosure Summary is NOT intended as, nor does it constitute, legal or tax advice. For further information about IRAs, contact any district office of the IRS, or consult IRS Publication 590: Individual Retirement Arrangements.

If you have any questions about your Policy, please contact us at the address and telephone number shown below.

                 Ameritas Life Insurance Corp. of New York(SM)
                   Service Center, Attn: Annuity Service Team
                                 P.O. Box 82550
                               Lincoln, NE 68501
                            Telephone 1-800-745-1112
--------------------------------------------------------------------------------

PROVISIONS OF IRA LAW
---------------------

This disclosure is applicable when our variable annuity Policy is used for a Regular IRA or a Roth IRA. Additionally, this disclosure provides basic information for when our variable annuity Policy is used for a Simplified Employee Pension (SEP-IRA), or Savings Incentive Match Plan for Employees (SIMPLE-IRA). A separate Policy must be purchased for each individual under each arrangement/plan. While Internal Revenue Code ("IRC") provisions for IRAs are similar for all such arrangements/plans, certain differences are set forth below.

Regular IRA
-----------

Eligibility
You are eligible to establish a Regular IRA if you are younger than age 70 1/2 and if, at any time during the year, you receive compensation or earned income that is includible in your gross income. Your spouse may also establish a "spousal IRA" that you may contribute to out of your compensation or earned income for any year before the year in which your spouse reaches age 70 1/2. To contribute to a spousal IRA, you and your spouse must file a joint tax return for the taxable year.

Additionally, regardless of your age, you may transfer or "Rollover" funds from another IRA or certain qualified plans to an IRA, which is described below.

Annual Contribution Limits
You may make annual contributions to a Regular IRA of up to the Annual Contribution Limit of $5,000 in 2012 or 100% of your earned income (compensation), whichever is less. If you are age 50 or older, the Annual Contribution Limits are increased by

Ameritas Life of NY                 - B:1 -        Tax Qualified Plan Disclosure

$1,000, so long as your earned income or compensation is greater than the Annual Contribution Limit. The Annual Contribution Limits are required to increase by the IRS to reflect inflation.

If you and your spouse both work and have compensation that is includible in your gross income, each of you can annually contribute to a separate Regular IRA up to the lesser of the Annual Contribution Limit or 100% of your compensation or earned income. However, if one spouse earns less than the Annual Contribution Limit, but both spouses together earn at least twice the Annual Contribution Limit, it may be advantageous to use the spousal IRA provision.
The total contributions to both IRAs may not exceed the lesser of twice the Annual Contribution Limit or 100% of you and your spouse's combined compensation or earned income.

The combined limit on contributions to both Regular and Roth IRAs for a single calendar year for you may not exceed the Annual Contribution Limit (or twice the Annual Contribution Limit for a couple filing jointly).

Distributions from another IRA or certain other qualified plans may be "rolled over" into an IRA and such rollover contributions are not limited by this annual maximum.

Contributions must be made by the due date, not including extensions, for filing your tax return. A contribution made between January 1 and the filing due date for your tax return must be submitted with written direction that it is being made for the prior tax year or it will be treated as made for the current tax year.

The amount of permissible contributions may or may not be tax-deductible depending on whether you are an active participant in an employer sponsored retirement plan and whether your adjusted gross income ("AGI") is above the phase-out level.

Deductibility of Contributions
Contributions made for the tax year are fully deductible if neither you nor your spouse (if married) is an active participant in an employer-sponsored retirement plan (including qualified pension, profit sharing, stock bonus, 401(k), or 403(b) plans, SEP plans, SIMPLE IRA, SIMPLE 401(k) plans, and certain governmental plans for any part of such year.

If you are an active participant in an employer sponsored retirement plan you may make deductible contributions if your Adjusted Gross Income (AGI) is below a threshold level of income. For single taxpayers and married taxpayers (who are filing jointly and are both active participants) the available deduction is reduced proportionately over a phase out range. If you are married and an active participant in an employer retirement plan, but file a separate tax return from your spouse, your deduction is phased out between $0 and $10,000 of AGI.

Active participants with income above the phase out range are not entitled to an IRA deduction. The phase out limits are as follows:

                    Married Filing Jointly     Single/Head of Household
                    ----------------------     ------------------------
          Year               AGI                         AGI
          ----               ---                         ---
          2010        $89,000 - $109,000         $56,000  - $66,000
          2011        $90,000 - $110,000         $56,000  - $66,000
          2012        $92,000 - $112,000         $58,000  - $68,000

If you are not an active participant in an employer sponsored plan, but your spouse is an active participant, you may take a full deduction for your IRA contribution (other than to a Roth IRA) if your AGI is below $173,000 and the deductible contribution for you is phased out between $173,000 and $183,000 of AGI.

Even if you will not be able to deduct the full amount of your Regular IRA contribution, you can still contribute up to the Annual Contribution Limit with all or part of the contribution being non-deductible. The combined total must not exceed your Annual Contribution Limit. Any earnings on all your Regular IRA contributions accumulate tax-free until you withdraw them.

Excess Contributions
If you contribute in excess of the maximum contribution limit allowed in any year, the excess contribution could be subject to a 6% excise tax. The excess is taxed in the year the excess contribution is made and each year that the excess remains in your Regular IRA.

If you should contribute more than the maximum amount allowed, you can eliminate the excess contribution as follows:

You may withdraw the excess contribution and net earnings attributable to it before the due date for filing your federal income tax in the year the excess contribution was made. Any earnings so distributed will be taxable in the year for which the contribution was made and may be subject to the 10% premature distribution tax.

If you elect not to withdraw an excess contribution, you may apply the excess against the contribution limits in a later year. This is allowed to the extent you under-contribute in the later year. The 6% excise tax will be imposed in the year you make the

Ameritas Life of NY                 - B:2 -        Tax Qualified Plan Disclosure
excess contribution and each subsequent year, until eliminated. To the extent an excess contribution is absorbed in a subsequent year by contributing less than the maximum deduction allowable for that year, the amount absorbed will be deductible in the year applied (provided you are eligible to take a deduction).


Distributions From Your Regular IRA During Your Life
You may take distributions from your Regular IRA at any time. However, there is a 10% premature distribution tax on the amount includible in your gross income if distributed prior to you attaining age 59 1/2, unless: (1) the distribution is made to a beneficiary on or after the Owner's death; (2) distribution is made because of your permanent disability; (3) the distribution is part of a series of substantially equal periodic payments (made at least annually) that do not exceed the life expectancy of you and your designated beneficiary; (4) the distribution is made for medical expenses which exceed 7.5% of your adjusted gross income; (5) the distribution is made to purchase health insurance for the individual and/or his or her spouse and dependents if he or she: (a) has received unemployment compensation for 12 consecutive weeks or more; (b) the distributions are made during the tax year that the unemployment compensation is paid or the following tax year; and (c) the individual has not been re-employed for 60 days or more; (6) the distribution is made for certain qualified higher education expenses of the taxpayer, the taxpayer's spouse, or any child or grandchild of the taxpayer or the taxpayer's spouse; (7) the distribution is made for the qualified first-time home buyer expenses (up to a lifetime maximum of $10,000) incurred by you or your spouse or a child, grandchild, parent or grandparent of you or your spouse; (8) the distribution is to satisfy a levy issued by the IRS; or (9) the distribution is a qualified reservist distribution. Generally, the part of a distribution attributable to non-deductible contributions is not includable in income and is not subject to the 10% penalty.

When you reach age 70 1/2 you must elect to receive Required Minimum Distributions no later than April 1 following the year in which you reach age 70 1/2 whether or not you have retired (Required Beginning Date). There is a minimum amount which you must withdraw by the Required Beginning Date and by each December 31 thereafter. You should consult with your own tax or financial adviser with regard to the calculation of the amount of your minimum distribution each year to make sure this requirement is met. Failure to take the Required Minimum Distribution could result in an additional tax of 50% of the amount not taken.

Distributions From Your Regular IRA After Your Death
If you die before all the funds in your Regular IRA have been distributed, the remaining funds will be distributed to your designated beneficiary as required below and as selected by such beneficiary.

If you die before the Required Beginning Date, your designated beneficiary must withdraw the funds remaining as follows: 1) distributed no later than December 31 of the calendar year in which the fifth anniversary of your death occurs; or
2) distributed over the life or life expectancy of the named beneficiary and must begin on or before December 31 of the calendar year following the year of your death. However, if the named beneficiary is your spouse; payments may begin before December 31 of the calendar year in which you would have reached age 70 1/2. If you did not designate a proper beneficiary, the funds remaining shall be distributed within five years after your death.

If you die after Required Minimum Distribution payments have begun, your designated beneficiary must select to have the remaining amount of your Regular IRA distributed over the longer of 1) the beneficiary's life expectancy or 2) your remaining life expectancy beginning no later than December 31 of the calendar year following the year of your death. If you do not designate a proper beneficiary, your interest is distributed over your remaining life expectancy.

Your surviving spouse, if the sole beneficiary, may elect to treat your Regular IRA as his or her own Regular IRA.

Tax Consequences
Amounts paid to you or your beneficiary from your Regular IRA are taxable as ordinary income, except that you recover your nondeductible Regular IRA contributions tax-free.

If a minimum distribution is not made from your IRA for a tax year in which it is required, the excess of the amount that should have been distributed over the amount that was actually distributed is subject to an excise tax of 50%.

Tax-Free Rollovers
Under certain circumstances, you, your spouse, or your former spouse (pursuant to a qualified domestic relations order) may roll over all or a portion of your distribution from another Regular IRA, a 401(a) qualified retirement plan, 401(k) plan, 403(b) plan, governmental 457 plan, or SIMPLE plan into a Regular IRA. Such an event is called a Rollover and is a method for accomplishing continued tax deferral on otherwise taxable distributions from said plans. Rollover contributions are not subject to the contribution limits on Regular IRA contributions, but also are not tax deductible.


There are two ways to make a Rollover to your IRA:

1. Participant Rollovers are accomplished by contributing part or all of the eligible distribution (which includes amounts withheld for federal income tax purposes) to your new IRA within 60 days following receipt of the distribution.

Ameritas Life of NY                 - B:3 -        Tax Qualified Plan Disclosure

Participant Rollover amounts may be subject to a mandatory 20% federal income tax withholding. Participant Rollovers from another Regular IRA, as well as Direct Rollovers (see below), are not subject to mandatory withholding. Regular IRA to Regular IRA Rollovers are limited to one per distributing plan per 12 month period. However, you may transfer Regular IRA assets to another Regular IRA (where you do not directly receive a distribution) and such transfers are not subject to this limitation. Distributions from a SIMPLE IRA may not be rolled over or transferred to an IRA (which isn't a SIMPLE IRA) during the 2-year period following the date you first participate in any SIMPLE Plan maintained by your employer.

2. Direct Rollovers are made by instructing the plan trustee, custodian, or issuer to pay the eligible portion of your distribution directly to the trustee, custodian or issuer of the receiving IRA. Direct Rollover amounts are not subject to mandatory federal income tax withholding.

Certain distributions are not considered to be eligible for Rollover and include:
     a. distributions which are part of a series of substantially equal periodic payments (made at least annually) for 10 years or more;
     b. required minimum distributions made during or after the year you reach age 70 1/2;
     c.   any hardship distributions made under the terms of the plan; and
     d. amounts in excess of the cash (except for certain loan offset amounts) or in excess of the proceeds from the sale of property distributed.

Under certain circumstances, you may roll over all or a portion of your eligible distribution from your Regular IRA to a 401(a) qualified retirement plan, 401(k) plan, 403(b) plan, or governmental 457 (No Regular IRA Rollovers to Simple IRAs are allowed). However, you may not roll after-tax contributions from your Regular IRA to a 401(a), 401(k) plan, 403(b) plan, or governmental 457 plan.

For rules applicable to rollovers or transfers to Roth IRAs, see the paragraphs on Roth IRA, next page.

SEP IRA
-------
A SEP Plan allows self-employed people and small business owners to establish SEP IRAs for the business owner and eligible employees, if any. SEP IRAs have specific eligibility and contribution limits (as described in IRS Form 5305-SEP); otherwise SEP IRAs generally follow the same rules as Regular IRAs.

SIMPLE IRA
----------
SIMPLE IRAs operate in connection with a SIMPLE Plan maintained by an eligible employer. Each participating employee has a SIMPLE IRA to receive contributions under the plan. SIMPLE IRAs have specific rules regarding eligibility, contribution, and tax-withdrawal penalties (as described in IRS Form 5304-SIMPLE); otherwise, SIMPLE IRAs generally follow the same rules as Regular IRAs.

ROTH IRA
--------
Eligibility
You are eligible to make annual contributions to a Roth IRA if you receive compensation from employment, earnings from self-employment, or alimony, and your (and your spouse's) AGI is within the limits described below. Also, you may contribute to a different Roth IRA, established by your spouse (spousal Roth
IRA), out of your compensation or earned income for any year. Unlike Regular IRAs, if eligible, you may contribute to a Roth IRA even after age 70 1/2.

Limit on Annual Contributions
You can make annual contributions to a Roth IRA of up to the Annual Contribution Limit or 100% of your compensation or earned income, whichever is less, subject to the limitations below. The Annual Contribution Limit is $5,000 for 2012. If you are age 50 or older, the Annual Contribution Limits are increased by $1,000, so long as your earned income or compensation is greater than the Annual Contribution Limit. The Annual Contribution Limits are required to be increased by the IRS to reflect increases in inflation.

If each spouse earns at least the Annual Contribution Limit, each may make the maximum contribution to his or her Roth IRA, subject to the limitations discussed below. However, if one spouse earns less than the Annual Contribution Limit, but both spouses together earn at least twice the Annual Contribution Limit, it may be advantageous to use the spousal Roth IRA. The total contributions to both Roth IRAs may not exceed the lesser of twice the Annual Contribution Limit or 100% of you and your spouse's combined compensation or earned income.

The Annual Contribution Limit is the maximum that can be contributed to all IRAs (Roth and Regular) by an individual in a year. The maximum amount that may be contributed to your Roth IRA is always reduced by any amount that you have contributed to your Regular IRAs for the year.

Ameritas Life of NY                 - B:4 -        Tax Qualified Plan Disclosure

The maximum amount you or your spouse may contribute to a Roth IRA is limited based on your tax filing status and your (and your spouse's) AGI. You may contribute the maximum contribution to your Roth IRA if you are single and your AGI is less than $110,000. Your ability to contribute to your Roth IRA is phased out at $125,000. You may contribute the maximum contribution to your Roth IRA if you are married filing jointly and your AGI is less than $173,000. Your ability to contribute to your Roth IRA is phased out at $183,000.

Roth IRA contributions must be made by the due date, not including extensions, for filing your tax return. A contribution made between January 1 and the filing due date for your return, must be submitted with written direction that it is being made for the prior tax year or it will be treated as made for the current tax year.

Deductibility of Contributions
Unlike a Regular IRA, contributions to your Roth IRA are not deductible.

Excess Contributions
If you contribute in excess of the maximum contribution limit allowed in any year, the excess contribution could be subject to a 6% excise tax. The excess is taxed in the year the excess contribution is made and each year that the excess remains in your Roth IRA.

If you should contribute more than the maximum amount allowed, you can eliminate the excess contribution as follows:
o You may withdraw the excess contribution and net earnings attributable to it before the due date for filing your federal income tax in the year the excess contribution was made. Any earnings so distributed will be taxable in the year for which the contribution was made and may be subject to the 10% premature distribution tax.

o If you elect not to withdraw an excess contribution, you may apply the excess against the contribution limits in a later year. This is allowed to the extent you under-contribute in the later year. The 6% excise tax will be imposed in the year you make the excess contribution and each subsequent year, until eliminated. To the extent an excess contribution is absorbed in a subsequent year by contributing less than the maximum deduction allowable for that year, the amount absorbed will be deductible in the year applied (provided you are eligible to take a deduction).

Tax on Withdrawals From Your Roth IRA

You can make withdrawals from your Roth IRA at any time and the principal amounts that you contributed are always available to be withdrawn by you tax-free. Withdrawal of amounts considered earnings or growth will also be tax-free if the following requirements are met: the withdrawal must satisfy the five-year holding period and be made either on or after you reach 59 1/2, due to your death or disability, or for qualified first-time homebuyer expenses.

If the requirements for a tax-free withdrawal are not met, a withdrawal consisting of your own prior contribution amounts for your Roth IRA will not be considered taxable in the year you receive it, nor will the 10% penalty apply.
A non-qualified withdrawal that is considered earnings on your contributions is includible in your gross income and may be subject to the 10% withdrawal penalty. Also, the 10% premature distribution penalty tax may apply to conversion amounts distributed even though they are not includable in income, if the distribution is made within the 5-taxable-year period beginning on the first day of the individual's taxable year in which the conversion contribution was made.


Required Payments From Your Roth IRA
Unlike a Regular IRA, while you are living, there are no distribution requirements for your Roth IRA.

After your death, if you have begun to receive distributions under an annuity option (not including an interest only option), the remaining Policy value will continue to be distributed to your designated beneficiary according to the terms of the elected options, provided that method satisfies IRC requirements.

If you die before your entire interest in the Policy is distributed, your entire interest in your Roth IRA generally must be distributed no later than the end of the fifth calendar year after your death occurs ("five-year payout rule"). Your designated beneficiary may elect to receive distributions over a period not longer than his or her life expectancy, if the election is made and distributions begin on or before the end of the year following the year of your death. Otherwise, the entire benefit must be paid under the five-year payout rule.

If the designated beneficiary is your surviving spouse, the spouse may elect to treat the Roth IRA as his or her own.

Rollovers and Conversions

You may roll over any amount from an existing Roth IRA to another Roth IRA. Under certain circumstances, you may also convert an existing Regular IRA to a Roth IRA. You can roll over distributions from a Regular IRA to a Roth IRA if you convert such amounts within 60 days after distribution. Note that rollover contributions to a Roth IRA are included in taxable income

Ameritas Life of NY                 - B:5 -        Tax Qualified Plan Disclosure
and may result in additional tax. There may be additional income tax consequences upon a conversion. Consult your financial adviser to determine other considerations when converting a Regular IRA to a Roth IRA

Recharacterization
You may correct an IRA conversion by recharacterizing your conversion. For example, you may have converted from a Regular IRA to a Roth IRA and decide later you do not want to make the conversion. You may accomplish a recharacterization by making a trustee-to-trustee transfer (including any net income attributable to the contribution) from the first IRA to the second IRA, on or before your tax return due date for reporting the contribution to the first IRA. Once the transfer is made, the election is irrevocable. Recharacterizing a contribution treats it as contributed to the second IRA on the same date as initially contributed to the first IRA. If you elect to recharacterize a contribution, you must report it on your Federal income tax return as made to the second IRA, instead of the first. Consult your tax adviser before recharacterizing a contribution.

General Information and Restrictions for All IRAs
-------------------------------------------------

Lump Sum Distribution
If you decide to receive the entire value of your IRA Plan in one lump sum, the full amount is taxable when received (except as to non-deductible contributions to a Regular IRA or to a Roth IRA, or "qualified distributions" from a Roth
IRA), and is not eligible for the special 5 or 10 year averaging tax rules under IRC Section 402 on lump sum distributions which may be available for other types of Qualified Retirement Plans.

Nontransferability
You may not transfer, assign or sell your IRA to anyone (except in the case of transfer incident to divorce).

Nonforfeitability
The value of your IRA belongs to you at all times, without risk of forfeiture.

Loans and Prohibited Transactions
If you engage in a so-called prohibited transaction as defined by the Internal Revenue Code, your IRA will be disqualified and the entire taxable balance in your Regular IRA account, and the amount of earnings or gains in your Roth IRA account, will be taxed as ordinary income in the year of the transaction. You may also have to pay the 10% penalty tax. For example, IRAs do not permit loans. You may not borrow from your IRA (including Roth IRAs) or pledge it as security for a loan. A loan would disqualify your entire IRA and be treated as a distribution. It would be includable in your taxable income in the year of violation and subject to the 10% penalty tax on premature distributions. A pledge of your IRA as security for a loan would cause a constructive distribution of the portion pledged and also be subject to the 10% penalty tax.

Financial Disclosure
Contributions to your IRA will be invested in a variable annuity Policy. The variable annuity Policy, its operation, and all related fees and expenses are explained in detail in the prospectus to which this Disclosure Statement is attached.

Growth in the value of your variable annuity Policy IRA cannot be guaranteed or projected. The income and expenses of your variable annuity Policy will affect the value of your IRA. Dividends from net income earned are reduced by investment advisory fees and also by certain other costs. For an explanation of these fees and other costs, please refer to your prospectus.


Status of Our IRA Plan
----------------------
We may, but are not obligated to, seek IRS approval of your Regular IRA or Roth IRA form. Approval by the IRS is optional to us as the issuer. Approval by the IRS is to form only and does not represent a determination of the merits of the Regular IRA or Roth IRA.

Ameritas Life of NY                 - B:6 -        Tax Qualified Plan Disclosure

--------------------------------------------------------------------------------
                                               For annuity policies issued as a:
DISCLOSURE SUMMARY                                      TAX SHELTERED ANNUITY
                                                        Under IRC Section 403(b)
Ameritas Life Insurance Corp. Of New York(SM)
--------------------------------------------------------------------------------
The Policy may have been purchased by your employer as part of a retirement plan under Internal Revenue Code (IRC) Section 403(b). This section provides a summary of benefits afforded a tax-qualified retirement plan under IRC 403(b), and the prospectus' CHARGES and CHARGES EXPLAINED sections describe applicable costs. You should refer to the Policy and Riders for a full description of the benefits and charges of purchasing the Policy for an IRC 403(b) plan.

Contributions
-------------

Contributions under the Policy must be remitted by the employer. You may, if permitted by the applicable 403(b) plan documents and with our agreement, (i) transfer to the Policy any amount held under a contract or account that meets the requirements of IRC Section 403(b) ("Transferred Funds"), or (ii) roll over contributions from an eligible retirement plan that meets the requirements of IRC Sections 403(b). If you make a transfer as described in (i) above, you must tell us the portion, if any, of the Transferred Funds which are (a) exempt from the payment restrictions described below and (b) eligible for delayed distribution under the Required Minimum Distribution provision below. If you do not tell us, then we will treat all such amounts as being subject to the applicable tax restrictions. Any Transferred Funds from a contract not issued by us will be reduced by the amount of any tax charge that applies, as we determine.

Contributions to the Policy are limited to your exclusion allowance for the year computed as required by IRC Sections 403(b), 415, and 402(g), which is $17,000 for 2012. Unless this Policy is purchased under an ERISA Plan and "employer contributions" may be made, all contributions are made by your employer under a salary reduction agreement you enter into with your employer. Your salary reduction contributions are "elective deferrals" and cannot exceed the elective deferral limitations under IRC Section 402(g) which apply to this Policy and all other 403(b), 401(k), or 457 plans, contracts or arrangements with your employer. If contributions to the Policy inadvertently cause the excess deferral limit to be violated, such deferrals must be distributed by April 15 of the following calendar year, subject to any Policy withdrawal charge that may be applicable.

In the case of an individual who is 50 or older, the annual cash contribution limit is increased by $5,500 for 2012. This amount may be increased for inflation in future years.

Notwithstanding any provision of the Policy to the contrary, contributions will be permitted with respect to qualified military service in accordance with the requirements of IRC Section 414(u), if applicable, and limited to limits imposed by IRC Section 403(b).

We reserve the right to reject or refund any contributions when we believe doing so is necessary for the Policy to comply with IRC Section 403(b) or the Plan.

Loans
-----

Loan provisions for 403(b) TSA Policies are described in this Prospectus' DISTRIBUTION section Loans provision.

Distributions
-------------

When Annuity Income Payments Begin
Your selection of an Annuity Date for annuity income payments to begin is subject to the maximum maturity age, if any, stated in the Policy Data pages. If you choose an Annuity Date later than age 70 1/2, you must withdraw at least the required minimum distribution required by tax regulations that apply, unless you elect to satisfy these requirements through other 403(b) arrangements you may have.

Permitted Distributions
Distributions of Policy value in the case of salary reduction contributions will only be permitted:
     o    upon the Owner's severance of employment;
     o    after the Owner's age 59 1/2;
     o    due to disability within the meaning of IRC Section 72(m)(7);
     o    due to financial hardship;
     o    qualified reservist distribution.

Distributions may be further restricted if we are notified of more restrictive Plan limits. Withdrawal charges may apply to distributions

Ameritas Life of NY                 - B:7 -        Tax Qualified Plan Disclosure

Despite the distribution restrictions stated above, distributions of salary deferrals in excess of IRC limits contributed to the Policy are permitted, and any allocable gain or loss, including that for the "gap period" between the end of the taxable year and distribution date, provided you notify us in writing by March 1 of the year following the taxable year of the excess deferral and certify the amount of the excess deferral.

Distributions attributable to contributions transferred from a custodial account qualified under IRC Section 403(b)(7) or from an annuity under IRC Section 403(b)(1) shall be subject to the same or, where there has been more than one transfer, more stringent distribution requirements as they were subject to prior to the transfer, unless otherwise permitted by law or regulation.

Trustee-to-trustee transfers to another 403(b) qualified plan are not considered a distribution and are not restricted. However, the applicable plans' documents must both permit the transfer.

If the Owner's employer has established an ERISA plan under IRC Section 403(b), any distributions under this Policy will be restricted, as provided in IRC Sections 401(a)(11) and 417.

Direct Rollover Option
A distributee under the Policy, or the distributee's surviving spouse, or the spouse of the distributee's former spouse who is an alternate payee under a qualified domestic relations order (as defined in IRC Section 414(p)) (collectively, the "distributee" for purposes of this paragraph), may elect to have any portion of an eligible distribution paid directly to an eligible retirement plan specified by the distributee as a direct rollover. (For purposes of a direct rollover, an eligible retirement plan includes 403(b) annuity policies, qualified retirement plans under 401(a), 401(k) plans, IRAs and 457 governmental plans.) The direct rollover option is not available to the extent that a minimum distribution is required under IRC Section 401(a)(9). The direct rollover option also does not apply to Policy distributions permitted and made on account of a hardship. We reserve the right to determine the amount of the required minimum distribution.

If Policy annuity payments have already begun, a direct rollover option does not apply to those payments being paid: (a) in substantially equal periodic payments for a period of ten years or more; or, (b) as part of a life annuity.

Required Minimum Distributions
Distributions under the Policy made on or after January 1, 2003 will be subject to Required Minimum Distribution requirements of IRC Section 401(a)(9) pursuant to final and temporary regulations issued by the IRS in 2002.

Required Minimum Distribution payments for this Policy must begin for the calendar year you turn age 70 1/2 and for each year thereafter. The Required Minimum Distribution payments you compute must start no later than April 1 of the calendar year after you turn age 70 1/2, except as otherwise noted below, and except that if your employer is a church or government organization, the start date is the later of this date or April 1 of the calendar year after you retire.

Payments of your annual Required Minimum Distribution calculated for this Policy may be made from this Policy or from another 403(b) arrangement that you maintain, if permitted by Internal Revenue Service rules. These payments may be made under any method permitted for 403(b) Plans and acceptable to us; several of your Policy's annuity income options fulfill the IRC requirements.

If you die after Required Minimum Distribution payments have begun, the remaining amount of your Policy value must continue to be paid at least as quickly as under the calculation and payment method being used before your death.

If you die before Required Minimum Distribution payments begin, payment of your Policy value must be completed no later than December 31 of the calendar year in which the fifth anniversary of your death occurs, except to the extent that a choice is made to receive death benefit payments under (a) and (b) below:
     (a) If payments are to be made to a beneficiary, then the Policy value may be paid over the life or life expectancy of the named beneficiary. Such payments must begin on or before December 31 of the calendar year which follows the year of your death.
     (b) If the named beneficiary is your spouse, the date that payments must begin under (a) above will not be before (i) December 31 of the calendar year which follows the year of your death or, if later, (ii) December 31 of the calendar year in which you would have reached age 70 1/2.

Ameritas Life of NY                 - B:8 -        Tax Qualified Plan Disclosure

Ameritas Life of NY                 - B:9 -        Tax Qualified Plan Disclosure

Ameritas Life of NY                 - B:10 -       Tax Qualified Plan Disclosure

Ameritas Life of NY                 - B:11 -       Tax Qualified Plan Disclosure

Ameritas Life of NY                 - B:12 -       Tax Qualified Plan Disclosure

Ameritas Life of NY                 - B:13 -       Tax Qualified Plan Disclosure

Ameritas Life of NY                 - B:14 -       Tax Qualified Plan Disclosure

Ameritas Life of NY                 - B:15 -       Tax Qualified Plan Disclosure

Ameritas Life of NY                 - B:16 -       Tax Qualified Plan Disclosure

Ameritas Life of NY                 - B:17 -       Tax Qualified Plan Disclosure

Ameritas Life of NY                 - B:18 -       Tax Qualified Plan Disclosure

Ameritas Life of NY                 - B:19 -       Tax Qualified Plan Disclosure

Ameritas Life of NY                 - B:20 -       Tax Qualified Plan Disclosure

Ameritas Life of NY                 - B:21 -       Tax Qualified Plan Disclosure

                                   THANK YOU
for reviewing this Prospectus. You should also review the series fund prospectuses for those Subaccount variable investment option's underlying portfolios you wish to select.


                             IF YOU HAVE QUESTIONS,
                     contact your sales representative, or
                              write or call us at:

                     for application and related questions
                 Ameritas Life Insurance Corp. of New York(SM)

                                 Service Center
                                 P.O. Box 82550
                            Lincoln, Nebraska 68501
                                       or
                                5900 "O" Street
                            Lincoln, Nebraska 68510
                           Telephone: 1-800-745-1112
                              Fax: 1-402-467-7335
                                 AmeritasNY.com


                             for all other matters
                 Ameritas Life Insurance Corp. of New York(SM)
                           1350 Broadway, Suite 2201
                               New York, NY 10018
                           Telephone: 1-877-280-6110

                           REMEMBER, THE CORRECT FORM
is important for us to accurately process your Policy elections and changes. Many can be found in the on-line services section of our website. Or, call us at our toll-free number and we will send you the form you need.


     STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

     A Statement of Additional Information, dated May 1, 2012, contains other information about the Separate Account and Ameritas Life of NY, plus more details concerning the disclosures in this prospectus.
     For a free copy, access it on the SEC's website (www.sec.gov, select "Search for Company Filings", select "file number," then type 333-39246), or write or call us. Here is the Table of Contents for the Statement of Additional
Information:

                                                        Begin on
                                                          Page
--------------------------------------------------------------------------------

General Information and History                             1
Services
--------------------------------------------------------------------------------

Purchase of Securities Being Offered                        2
Underwriters
--------------------------------------------------------------------------------

Calculation of Performance                                  3
     Standardized Performance Reporting
     Non-Standardized Performance Reporting
     Our Performance Reports
     Yields
--------------------------------------------------------------------------------

Other Information                                           13
Service Marks & Copyright
Financial Statements


(c)2012 Ameritas Life Insurance Corp. of New York(SM)


              [Ameritas Life Insurance Corp. of New York(SM) Logo]

                                   Last Page
Ameritas of NY OVERTURE ANNUITY III-Plus            SEC Registration # 811-09977

--------------------------------------------------------------------------------
Statement of Additional Information: May 1, 2012
to accompany Policy Prospectus dated:  May 1, 2012

                            [Ameritas Life Insurance Corp. of New York(SM) Logo]

Variable Annuity Policies
offered through
Ameritas Life of NY Separate Account VA
--------------------------------------------------------------------------------
     TABLE OF CONTENTS                                   Page
                                                         ----
     General Information and History.......................1
     Services

     Purchase of Securities Being Offered..................2
     Underwriters

     Calculation of Performance............................3
        Standardized Performance Reporting
        Non-Standardized Performance Reporting

        Yields

     Other Information....................................13
     Service Marks and Copyrights
     Financial Statements

This Statement of Additional Information is not a prospectus. It contains information in addition to and more detailed than set forth in your Policy prospectus and should be read in conjunction with the prospectus. The Policy prospectus may be obtained from our Service Center by writing us at P.O. Box 82550, Lincoln, Nebraska 68501, by e-mailing us through our website at AmeritasNY.com or by calling us at 1-800-745-1112. Defined terms used in the current prospectus for the Policies are incorporated in this Statement.

                        GENERAL INFORMATION AND HISTORY

Ameritas Life of NY Separate Account VA (First Ameritas Variable Annuity Separate Account prior to March 1, 2012) ("Separate Account") is a separate investment account of Ameritas Life Insurance Corp. of New York(SM) (First Ameritas Life Insurance Corp. of New York prior to October 1, 2011) ("we, us, our, Ameritas Life of NY"). We are engaged in the business of issuing life insurance and annuities, group dental, eye care and hearing care insurance, retirement plans and 401(k) plans in the State of New York. The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust. We are a stock life insurance company organized under the insurance laws of the State of New York in 1993. We are subject to New York law and regulated by the New York Department of Insurance. We are a wholly owned subsidiary of Ameritas Life Insurance Corp. ("Ameritas Life"), Nebraska's first insurance company - in business since 1887. Ameritas Life is a wholly owned subsidiary of Ameritas Holding Company ("AHC"), a Nebraska stock insurance holding company, and AHC is the wholly owned subsidiary of UNIFI(R) Mutual Holding Company ("UNIFI(R)"), a Nebraska mutual insurance holding company. Each UNIFI Company(R) is solely responsible for its own financial condition and contractual obligations.

                                    SERVICES

The balance sheets - statutory basis of Ameritas Life Insurance Corp. of New York(SM), a wholly owned subsidiary of Ameritas Life Insurance Corp., which is wholly owned by Ameritas Holding Company, which is a wholly owned subsidiary of UNIFI(R) Mutual Holding Company, as of December 31, 2011 and 2010, and the related summary of operations and changes in capital and surplus - statutory basis and statements of cash flows - statutory basis for each of the three years in the period ended December 31, 2011 have been audited by , independent auditors, as stated in their report appearing herein and the statements of net assets of each of the

                                     SAI: 1
Ameritas Life Of NY Separate Account VA      Statement of Additional Information
subaccounts of First Ameritas Variable Annuity Separate Account as of December 31, 2011, and the related statements of operations for the period then ended, the statements of changes in net assets for each of the periods in the two years then ended and the financial highlights for each of the periods in the five
years then ended, have been audited by      , independent registered public
accounting firm, as stated in their report appearing herein. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business
address of     .

All matters of state and federal law pertaining to the Policies have been reviewed by our internal legal staff.


                      PURCHASE OF SECURITIES BEING OFFERED

The Ameritas Life of NY variable annuity Policies were sold by licensed insurance agents in the state where the Policies were lawfully sold. The agents were registered representatives of broker-dealers that were registered under the Securities Exchange Act of 1934 and members of the National Association of Securities Dealers, Inc., which was reorganized into the Financial Industry Regulatory Authority (or "FINRA") in 2007.


                                  UNDERWRITERS

The Policies are no longer offered for sale. They were distributed by Ameritas Investment Corp ("AIC"), 5900 "O" Street, Lincoln, Nebraska 68510. AIC is a direct majority-owned subsidiary of our parent, Ameritas Life Insurance Corp. AIC enters into contracts with various broker-dealers ("Distributors") to distribute Policies.

                                                               YEAR:     2011      2010      2009
--------------------------------------------------------------------------------------------------
Variable annuity commission we paid to AIC that was paid
to other broker-dealers and representatives (not kept by AIC).            $17        $0   $29,308
--------------------------------------------------------------------------------------------------
Variable annuity commission earned and kept by AIC.                        $0        $0        $0
--------------------------------------------------------------------------------------------------
Fees we paid to AIC for variable annuity Principal
Underwriter services.                                                    $188        $0        $0
--------------------------------------------------------------------------------------------------

                                     SAI: 2
Ameritas Life Of NY Separate Account VA      Statement of Additional Information

                           CALCULATION OF PERFORMANCE

When we advertise performance for a Subaccount (except any Money Market Subaccount), we will include quotations of standardized average annual total return to facilitate comparison with standardized average annual total return advertised by other variable annuity separate accounts. Standardized average annual total return for a Subaccount will be shown for periods beginning on the date the Subaccount first invested in a corresponding series fund portfolio. We will calculate standardized average annual total return according to the standard methods prescribed by rules of the Securities and Exchange Commission ("SEC").

We report average annual total return information via Internet and periodic printed reports. Average annual total return quotations on our website are current as of the previous Business Day. Printed average annual total return information may be current to the last Business Day of the previous calendar week, month, or quarter preceding the date on which a report is submitted for publication. Both standardized average annual total return quotations and non-standardized total return quotations will cover at least periods of one, five, and ten years, or a period covering the time the Subaccount has been in existence, if it has not been in existence for one of the prescribed periods. If the corresponding series fund portfolio has been in existence for longer than the Subaccount, the non-standardized total return quotations will show the investment performance the Subaccount would have achieved (reduced by the applicable charges) had it been invested in the series fund portfolio for the period quoted; this is referred to as "adjusted historical" performance reporting. Standardized average annual total return is not available for periods before the Subaccount was in existence.

Quotations of standardized average annual total return and non-standardized total return are based on historical earnings and will fluctuate. Any quotation of performance should not be considered a guarantee of future performance. Factors affecting the performance of a Subaccount and its corresponding series fund portfolio include general market conditions, operating expenses and investment management. An Owner's withdrawal value upon surrender of a Policy may be more or less than the premium invested in the Policy.

Standardized Performance Reporting
Standardized average annual total return for a specific period is calculated by taking a hypothetical $1,000 investment in a Subaccount at the offering on the first day of the period ("initial investment"), and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The redeemable value is then divided by the initial investment and expressed as a percentage, carried to at least the nearest hundredth of a percent. Standardized average annual total return is annualized and reflects the deduction of the mortality and expense fee and administrative expense charge, the current annual Policy Fee, and is presented both with and without the charge for the optional feature (presently only a Periodic Step-Up Guaranteed Minimum Death Benefit). The redeemable value also reflects the effect of any applicable withdrawal charge that may be imposed at the end of the period. Currently, no deduction is made for premium taxes as New York does not impose a premium tax on variable annuity policy premium.

Non-Standardized Performance Reporting
We may also advertise non-standardized total return. Non-standardized total return may assume: (1) the Policy is not surrendered, so no withdrawal charges are levied; (2) the Subaccounts have existed for periods other than those required to be presented; (3) current charges are incurred if they are less than the Policy's guaranteed maximum charges; or (4) may differ from standardized average annual total return in other ways disclosed in the table description. Non-standardized total return may also assume a larger initial investment which more closely approximates the size of a typical Policy. For these reasons, non-standardized total returns for a Subaccount are usually higher than standardized total returns for a Subaccount.

                                     SAI: 3
Ameritas Life Of NY Separate Account VA      Statement of Additional Information

                                     SAI: 4
Ameritas Life Of NY Separate Account VA      Statement of Additional Information

                                     SAI: 5
Ameritas Life Of NY Separate Account VA      Statement of Additional Information

Yields
We may advertise the current annualized yield for a 30-day period for a Subaccount. The annualized yield of a Subaccount refers to the income generated by the Subaccount over a specified 30-day period. Because this yield is annualized, the yield generated by a Subaccount during the 30-day period is assumed to be generated each 30-day period. The yield is computed by dividing the net investment income per Accumulation Unit earned during the period by the price per unit on the last day of the period, according to the following formula:
                            YIELD=2[(a - b +1)(6) - 1]
                            --------------------------
                                        cd
Where a=net investment income earned during the period by the portfolio company attributable to shares owned by the Subaccount, b=expenses accrued for the period (net of reimbursements), c=the average daily number of Accumulation Units outstanding during the period, and d=the maximum offering price per Accumulation Unit on the last day of the period. The yield reflects the base Policy mortality and expense risk fee, administrative expense charge and the current annual Policy Fee. Net investment income will be determined according to rules established by the SEC. The yield assumes an average Policy size of $30,000, so reflects a current Policy fee, and also assumes the Policy will continue (since the Policy is intended for long term investment) so does not reflect any withdrawal charge. The yield does not include charges for any optional feature.

Because of the charges and deductions imposed by the Separate Account, the yield for a Subaccount will be lower than the yield for the corresponding series fund portfolio. The yield on amounts held in the Subaccount normally will fluctuate over time. Therefore, the disclosed yield for any given period is not an indication or representation of future yields or rates of return. A Subaccount's actual yield will be affected by the types and quality of portfolio securities held by the series fund and the series fund's operating expenses.

Any current yield quotations of the Money Market Subaccount, subject to Rule 482 of the Securities Act of 1933, will consist of a seven calendar day historical yield, carried at least to the nearest hundredth of a percent. We may advertise yield for the Subaccount based on different time periods, but we will accompany it with a yield quotation based on a seven day calendar period. The Money Market Subaccount's yield will be calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing Policy having a balance of one Accumulation Unit at the beginning of the base period, subtracting a hypothetical charge reflecting those Policy deductions stated above, and dividing the net change in Policy value by the value of the Policy at the beginning of the period to obtain a base period return and multiplying the base period return by (365/7). The Money Market Subaccount's effective yield is computed similarly but includes the effect of assumed compounding on an annualized basis of the current yield quotations of the Subaccount.

The Money Market Subaccount's yield and effective yield will fluctuate daily. Actual yields will depend on factors such as the type of instruments in the series fund's portfolio, portfolio quality and average maturity, changes in interest rates, and the series fund's expenses. Although we determine the Subaccount's yield on the basis of a seven calendar day period, we may use a different time period on occasion. The yield quotes may reflect the expense limitations described in the series fund's prospectus or Statement of Additional Information. There is no assurance that the yields quoted on any given occasion will be maintained for any period of time and there is no guarantee that the net asset values will remain constant. It should be noted that neither a Policy owner's investment in the Money Market Subaccount nor that Subaccount's investment in the Money Market series fund portfolio is guaranteed or insured. Yields of other money market funds may not be comparable if a different base or another method of calculation is used.

                                     SAI: 6
Ameritas Life Of NY Separate Account VA      Statement of Additional Information

                                     SAI: 7
Ameritas Life Of NY Separate Account VA      Statement of Additional Information

                                     SAI: 8
Ameritas Life Of NY Separate Account VA      Statement of Additional Information

                                     SAI: 9
Ameritas Life Of NY Separate Account VA      Statement of Additional Information

                                     SAI: 10
Ameritas Life Of NY Separate Account VA      Statement of Additional Information

                                     SAI: 11
Ameritas Life Of NY Separate Account VA      Statement of Additional Information

                                     SAI: 12
Ameritas Life Of NY Separate Account VA      Statement of Additional Information

                               OTHER INFORMATION

Registration statements have been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies described in this Statement of Additional Information ("Statement"). Not all information set forth in the registration statement is addressed in the Policy prospectus or this Statement. Information in the prospectus and this Statement are intended to be summaries. For a complete description of the terms of the registrations, refer to the documents we file with the SEC. They may be accessed on the SEC's website at www.sec.gov, select "Search for Company Filings," then type file number "811-05192" or you may review and copy them (for a fee) at the SEC's Public Reference Room in Washington D.C. (Call the SEC at 202-551-8090 for details and public hours.)

                          SERVICE MARKS AND COPYRIGHTS

The bison symbol is a registered service mark of Ameritas Life Insurance Corp., which licenses its use to Ameritas Life Insurance Corp. of New York(SM). Ameritas Holding Company will be submitting an application to protect the service mark for "Ameritas Life of Insurance Corp. of New York." The Policies and Policy prospectuses are copyrighted by Ameritas Life Insurance Corp. of New York(SM).

Licensing Agreement
The Policy is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the Owners of the Policy or any member of the public regarding the advisability of investing in securities generally or in the Policy particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Ameritas Life of NY is through the Licensee ("Ameritas Life"), and is for the purpose of the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the product. S&P has no obligation to take the needs of the Licensee or the Owners of the Policy into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Policy or the timing of the issuance or sale of the product or in the determination or calculation of the equation by which the Policy is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Policy.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE POLICY, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                              FINANCIAL STATEMENTS

Our financial statements will be provided by subsequent amendment. They bear only on our ability to meet our obligations under the Policy, and should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                     SAI: 13
Ameritas Life Of NY Separate Account VA      Statement of Additional Information

PART C
------
                                OTHER INFORMATION
                                -----------------

Item 24. Financial Statements and Exhibits

    a)   Financial Statements: (to be filed by subsequent amendment)

         The financial statements of the subaccounts of First Ameritas Variable Annuity Separate Account (Name change of separate account from First Ameritas Variable Annuity Separate Account to Ameritas Life of NY Separate Account VA is scheduled to be voted on and made effective March 1, 2012) and Ameritas Life Insurance Corp. of New York(SM) are included in Part B. They include:

         Subaccounts of First Ameritas Variable Annuity Separate Account:
              Report of independent registered public accounting firm. Statements of Net Assets as of December 31, 2011.
              Statements of Operations for the periods ended December 31, 2011. Statements of Changes in Net Assets for the periods ended December 31, 2011 and 2010.
              Notes to Financial Statements for the periods ended December 31, 2011 and 2010.

         Ameritas Life Insurance Corp. of New York(SM):
              Report of independent auditors.
              Balance Sheets - Statutory Basis as of December 31, 2011 and 2010. Summary of Operations and Changes in Capital and Surplus -
                   Statutory Basis for each of the three years in the period ended December 31, 2011.
              Statements of Cash Flows - Statutory Basis for each of the three years in the period ended December 31, 2011.
              Notes to Financial Statements - Statutory Basis for the years ended December 31, 2011, 2010, and 2009.

All schedules of Ameritas Life Insurance Corp. of New York(SM) for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission are not required under the related instructions, are inapplicable or have been disclosed in the Notes to the Statutory Basis Financial Statements and therefore have been omitted.

There are no financial statements included in Part A or Part C.

     b)  Exhibits

     Exhibit
     Number        Description of Exhibit
     -------       ----------------------
     (1)           Resolution of Board of Directors of Ameritas Life Insurance
                   Corp. of New York(SM) Establishing First Ameritas Variable
                   Annuity Separate Account. (1)
     (2)           Custody Agreements. Not applicable.
     (3) (a)       Principal Underwriting Agreement. (2)
     (3) (b)       Form of Selling Agreement. (2)
     (4)           Form of Variable Annuity Contract. (3)
     (5)           Form of Application for Variable Annuity Contract. Not
                   applicable.
     (6) (a)       Amended and Restated Charter of Ameritas Life Insurance Corp.
                   of New York(SM). (4)
     (6) (b)       Bylaws of Ameritas Life Insurance Corp. of New York(SM). (4)
     (7)           Reinsurance Contracts. Not applicable.
     (8)           Participation Agreements:
                        (1) The Calvert Funds. (4)
                        (2) Fidelity Variable Insurance Products Funds. (4)
                        (3) Third Avenue Variable Series Trust. (4)
     (9)           Opinion and Consent of Counsel. Exhibit 9 filed herein.
     (10)          Consents of Independent Auditors and Independent Registered
                   Public Accounting Firm.  To be filed by subsequent amendment.
     (11)          Omitted Financial Statements. Not applicable.
     (12)          Initial Capital Agreements. Not applicable.
     (13)          Powers of Attorney.  Exhibit 13 filed herein.

Footnotes to Exhibits List:
1 Incorporated by reference to First Ameritas Variable Annuity Separate Account Form N-4 initial Registration Statement No.333-39240 filed on
     June 14, 2000, Exhibit 99.1.
2 Incorporated by reference to First Ameritas Variable Life Separate Account Form S-6 initial Registration Statement No. 333-39110 filed on June 12, 2000, Exhibit 99.1(A)(3)(A) and 99.1.(A)(3)(B).
3 Incorporated by reference to First Ameritas Variable Annuity Separate Account Form N-4 initial Registration Statement No. 333-39246 filed on June 14, 2000, Exhibit 99.4.
4    Incorporated by reference to First Ameritas Variable Life Separate
     Account Post Effective Amendment No. 5 to the Registration Statement for File No. 333-39110 filed on February 28, 2012, Exhibits F1, F2, H1, H2 and H3.

Item 25.  Directors and Officers of the Depositor

          Name and Principal          Position and Offices
          Business Address            with Depositor
          ----------------            --------------
          JoAnn M. Martin             Director & Chair
          Kenneth L. VanCleave        Director, President & Chief Executive Officer
          John P. Carsten             Director
          Robert K. Crandall          Director
          Robert J. Lanik             Director
          David J. Myers              Director
          James E. Rembolt            Director
          Karen M. Gustin             Director, Senior Vice President, Group Marketing,
                                      National Accounts & Block Acquisition
          Robert G. Lange             Director, Vice President, General Counsel & Secretary
          William W. Lester           Director, Executive Vice President & Corporate Treasurer
          Timmy L. Stonehocker        Director & Executive Vice President
          Robert C. Barth             Senior Vice President & Chief Financial Officer

Principal business address is Ameritas Life Insurance Corp. of New York(SM), 1350 Broadway, Suite 2201, New York, NY 10018; Service Office is at 5900 "O" Street, Lincoln, Nebraska 68510

Item 26.  Organizations under common control with the depositor include:

Name of Corporation (state where organized)                                     Principal Business
-------------------------------------------                                     ------------------
UNIFI(R) Mutual Holding Company(NE).............................................mutual insurance holding company

    Ameritas Holding Company(NE)................................................stock insurance holding company

        Ameritas Life Insurance Corp.(NE).......................................life/health insurance company
            Acacia Life Insurance Company(DC)...................................life insurance company
                Acacia Federal Savings Bank(DE).................................a federally chartered bank owned by Acacia
                                                                                Life Insurance Company (85.21%) and
                                                                                Ameritas Life Insurance Corp. (14.79%)
                    Acacia Service Corp.(VA)....................................deposit solicitation
                Calvert Investments, Inc.(DE)...................................holding company
                    Calvert Investment Management, Inc.(DE).....................asset management services
                    Calvert Investment Services, Inc.(DE).......................shareholder services
                    Calvert Investment Administrative Services, Inc.(DE)........administrative services
                    Calvert Investment Distributors, Inc.(DE)...................broker-dealer
                Griffin Realty LLC(VA)..........................................real estate investment company
            Ameritas Investment Corp.(NE).......................................a securities broker dealer and investment adviser owned by Ameritas Life Insurance
                                                                                Corp. (80%) and Centralife Annuities
                                                                                Service, Inc. (20%)
            Ameritas Life Insurance Corp. of New York(SM)(NY)...................life insurance company
            BNL Financial Corporation(IA).......................................stock insurance holding company
                Brokers National Life Assurance Company(AR).....................life/health insurance company
            The Union Central Life Insurance Company(NE)........................life insurance company
                PRBA, Inc.(CA)..................................................holding company
                    PRB Administrators, Inc.(DE)................................pension administration services

        Summit Investment Advisors, Inc.(NE)....................................investment adviser

Subsidiaries are indicated by indentations.  Ownership is 100% by the parent company except as noted.

Item 27. Number of Policy Owners

         As of December 31, 2011 there were 7 qualified and 23 non-qualified contracts in the Separate Account.

Item 28. Indemnification

Ameritas Life Insurance Corp. of New York's By-laws provide as follows:

     "Any person made or threatened to be made a party to an action or proceeding, whether civil or criminal, by reason of the fact that he, his testator or intestate then is or was a director, officer or employee of the Company, or then serves or has served any other corporation in any capacity at the request of the Company, shall be indemnified by the Company against expenses, judgments, fines and amounts paid in settlement to the full extent that officers and directors are permitted to be indemnified by the laws of the State of New York. The provisions of this article shall not adversely affect any right to indemnification which any person may have apart from the provisions of this article."

     Section 721-726 of the New York Business Corporation Law, in general allow a corporation to indemnify any director, officer, employee or agent of the corporation for amounts paid in settlement actually and reasonably incurred by him or her in connection with an action, suit or proceeding, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. Section 1216 of the New York Insurance Law requires notice of any such payment of indemnification to be filed with the superintendent.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

     a) Ameritas Investment Corp. which serves as the principal underwriter for the variable annuity contracts issued through First Ameritas Variable Annuity Separate Account, also serves as the principal underwriter for variable life insurance contracts issued through First Ameritas Variable Life Separate Account, and serves as the principal underwriter for variable annuity contracts issued through Ameritas Life Insurance Corp. Separate Account LLVA, Ameritas Variable Separate Account VA-2, Ameritas Variable Separate Account VA, and Carillon Account, and variable life insurance contracts issued through Ameritas Life Insurance Corp. Separate Account LLVL, Ameritas Variable Separate Account V, Ameritas Variable Separate Account VL, and Carillon Life Account.

     b) The following table sets forth certain information regarding the directors and principal officers of the underwriter, Ameritas Investment Corp.

         Name and Principal            Positions and Offices
         Business Address              With Underwriter
         ------------------            ---------------------
         William W. Lester*            Director & Chair
         Salene Hitchcock-Gear*        Director, President & Chief Executive
                                       Officer
         Robert C. Barth*              Director
         Kent M. Campbell**            Director
         Timmy L. Stonehocker*         Director
         Billie B. Beavers***          Senior Vice President
         Raymond M. Gilbertson*        Vice President, Corporate Compliance
         Cheryl L. Heilman*            Chief Compliance Officer
         Bruce D. Lefler***            Senior Vice President, Public Finance
         Robert-John H. Sands*         Corporate Secretary

* Principal business address: Ameritas Investment Corp., 5900 "O" Street, Lincoln, Nebraska 68510.
** Principal business address: Aviva USA, 7700 Mills Civic Parkway, West Des Moines, Iowa 50266.
*** Principal business address: Ameritas Investment Corp., 440 Regency Parkway Drive, Suite 222, Omaha, Nebraska 68114.


     c) As of the fiscal year ending December 31, 2002, Registrant paid the following compensation to the Principal Underwriter:

                               Net Underwriting      Compensation
         Name of Principal      Discounts and             on               Brokerage
         Underwriter (1)       Commissions (2)       Redemption (3)      Commissions (4)     Compensation (5)
         ---------------       ---------------       --------------      ---------------     ----------------
         Ameritas Investment
         Corp. ("AIC")              $17                  $0                    $0                 $188

         (2)+(4)+(5) = Gross variable annuity compensation received by AIC.
         (2) = Sales compensation received and paid out by AIC as underwriter, AIC retains 0.
         (4) = Sales compensation received by AIC for retail sales.
         (5) = Sales compensation received by AIC and retained as underwriting fee.

Item 30. Location of Separate Account and Records

     The Books, records and other documents required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder are maintained by Ameritas Life Insurance Corp. of New York(SM) at its Service Office at 5900
"O" Street, Lincoln, Nebraska 68510.

Item 31. Management Services

     All management contracts are discussed in Part A or Part B.

Item 32. Undertakings

     1) Registrant undertakes to file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statement in the registration statement are never more than 16 months old for so long as payment under the variable annuity contracts my be accepted.

     2) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send for a Statement of Additional Information.

     3) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

     4) The registrant is relying upon the Division of Investment Management (Division) no-action letter of November 28, 1988 concerning annuities sold in 403 (b) plans and represents that the requirements of the no-action letter have been, are and/or will be complied with.

     5) Ameritas Life Insurance Corp. of New York(SM) represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, First Ameritas Variable Annuity Separate Account has caused this Post-Effective Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Lincoln, County of Lancaster, State of Nebraska on this 24th day of February, 2012.

                    FIRST AMERITAS VARIABLE ANNUITY SEPARATE ACCOUNT, Registrant
                        AMERITAS LIFE INSURANCE CORP. OF NEW YORK(SM), Depositor

                                                     By: * JoAnn M. Martin
                                                         -----------------------
                                                           Director & Chair

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on February 24, 2012.

    SIGNATURE              TITLE
    ---------              -----
    JoAnn M. Martin*       Director & Chair
    Kenneth L. VanCleave*  Director, President & Chief Executive Officer
    John P. Carsten*       Director
    Robert K. Crandall*    Director
    Robert J. Lanik*       Director
    David J. Myers*        Director
    James E. Rembolt*      Director

    Karen M. Gustin*       Director, Senior Vice President, Group Marketing,
                           National Accounts & Block Acquisition
    William W. Lester*     Director, Executive Vice President & Corporate Treasurer
    Timmy L. Stonehocker*  Director & Executive Vice President
    Robert C. Barth*       Senior Vice President & Chief Financial Officer


    /s/ Robert G. Lange    Director, Vice President, General Counsel & Secretary
    -------------------
    Robert G. Lange

* Signed by Robert G. Lange under Powers of Attorney executed effective as of February 15, 2012

                                 EXHIBIT INDEX
                                 -------------
     Exhibit
     -------

        (9)    Opinion and Consent of Counsel

        (13)   Powers of Attorney